UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PICO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

April 2, 2014

Dear Shareholder:
You are cordially invited to attend, as indicated below, our Annual Meeting of Shareholders to be held on Wednesday, May 14, 2014 at 11:00 am (PDT).
One of the steps we will take again this year to reduce operating expenses is to hold a virtual audio Annual Meeting via the Internet, rather than at a rented facility. We are offering a live webcast of the Annual Meeting for our Shareholders at https://virtualshareholdermeeting.com/PICO2014 where you will be able to listen to the Annual Meeting, vote electronically, and submit questions to Mr. Hart, our President and Chief Executive Officer, following his report on our operations after the conclusion of the formal portion of the Annual Meeting.
Under the United States Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to our shareholders via this medium. The new delivery process will allow us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 2, 2014, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials which contains instructions on how to access our proxy statement and our Annual Report to Shareholders. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
The matters to be acted upon are described in the Notice of Annual Meeting and proxy statement.
Only shareholders of record, as of the close of business on March 18, 2014, are entitled to receive notice of, to attend via the Internet, and to vote on matters to be presented at, the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend our live webcast of the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet, telephone or mail (if you have requested and received a paper copy of the proxy materials by mail) in order to ensure the presence of a quorum. If you attend the meeting via the Internet, you will, of course, have the right to revoke the proxy and vote your shares at that time. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.
We look forward to the Annual Meeting of Shareholders and thank you for your support.

/s/ Kristina M. Leslie
Kristina M. Leslie
Chair

/s/ John R. Hart
John R. Hart
President and Chief Executive Officer

PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PICO Holdings, Inc.’s 2014 Annual Meeting of Shareholders will be held on Wednesday, May 14, 2014 at 11:00 am (PDT) via the Internet at https://virtualshareholdermeeting.com/PICO2014 for the following purposes:

1.
ELECTION OF DIRECTORS.  To elect as directors the two nominees named in the proxy statement, John R. Hart and Michael J. Machado, to serve for three years until the Annual Meeting of Shareholders in 2017 and until their respective successors have been duly elected and qualified.

2.
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.  To vote on an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

3.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

4.	2014 EQUITY INCENTIVE PLAN. To vote on a resolution approving the 2014 Equity Incentive Plan.
5.	To transact such other business as may be properly brought before the meeting and any adjournment of the meeting.

Our Board of Directors (the “Board”) recommends a vote for Items 1, 2, 3, and 4. Any action may be taken on the foregoing matters at the Annual Meeting of Shareholders on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors fixed the close of business on March 18, 2014 as the record date for this Annual Meeting. Only shareholders of record of our common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.

Registered holders may vote:

1.	By Internet: go to www.proxyvote.com;
2.	By toll-free telephone: call 1-800-652-VOTE (8683); or
3.	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the proxy card in the postage-paid envelope.

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Any proxy may be revoked by the submission of a later dated proxy or a written notice of revocation before close of voting at the Annual Meeting of Shareholders.

By Order of the Board of Directors,
/s/ John R. Hart
Dated: April 2, 2014	John R. Hart President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2014

This proxy statement and the 2013 Annual Report are available at www.proxyvote.com

PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2014

PICO Holdings, Inc.’s Board of Directors is soliciting proxies for the 2014 Annual Meeting of Shareholders. This proxy statement contains information about the items you will vote on at the Annual Meeting. This proxy statement and the form of proxy will be made available to shareholders on the Internet on or about April 2, 2014. The meeting will be held at 11:00 am (PDT) on Wednesday, May 14, 2014 via live webcast on the Internet at: https://virtualshareholdermeeting.com/PICO2014.

The following matters will be considered at the Annual Meeting of Shareholders:

1.
To elect as directors the two nominees named herein, John R. Hart and Michael J. Machado, to serve for three years until the Annual Meeting of Shareholders in 2017 and until their respective successors have been duly elected and qualified.

2.	To vote on an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
3.	To ratify Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.
4.	To vote on approval of the 2014 Equity Incentive Plan, as discussed in this proxy statement.
5.	To transact such other business as may be properly brought before the meeting and any adjournment of the meeting.

Our principal executive office is located at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, and our telephone number is (888) 389-3222.

HOW TO PARTICIPATE IN THE ELECTRONIC MEETING

In order to participate in this year’s Annual Meeting of Shareholders, please log on to:
https://virtualshareholdermeeting.com/PICO2014 and click on the “Investors” section and the “Annual Meeting Webcast” link at least 15 minutes prior to the start of the 11:00 am (PDT) meeting to provide time to register and download the required audio software, if needed. All shareholders will need to register by entering your name. If you would like to ask a question during the question and answer session following the Annual Meeting presentation, you will also need to enter the control number received with your Notice of Internet Availability of Proxy Materials or, if you requested a paper copy, the proxy card. Questions that would be appropriate to raise in person and that relate to the purpose of the meeting will be accepted during the meeting. To submit questions, please access the Annual Meeting webcast and select “Ask a Question.”

The webcast replay will be available until December 31, 2014.

SOLICITATION AND VOTING

Internet Availability of Annual Meeting Materials and Annual Report

We are making this proxy statement and our 2013 Annual Report to Shareholders, including our Form 10-K, for the year ended December 31, 2013 (which is not a part of our proxy soliciting materials), available to our shareholders electronically via the Internet. On April 2, 2014, we mailed to our shareholders entitled to vote a Notice of Internet Availability of Proxy Materials directing shareholders to a web site where they can access our proxy statement and annual report and view instructions on how to vote via the Internet or by phone.

If you only received a Notice of Internet Availability of Proxy Materials and would like to receive an email copy or a paper copy of our proxy materials along with a proxy card, one can be requested by calling us at (888) 389-3222, by internet at proxy.picoholdings.com, or by sending us a written request at:

7979 Ivanhoe Avenue
Suite 300
La Jolla, California 92037
Attention: Corporate Secretary

The Annual Report to Shareholders, including our Form 10-K, (which is not a part of our proxy soliciting materials) for the year ended December 31, 2013, will be mailed with this proxy statement to those shareholders that request a copy of the proxy materials by mail. For those shareholders that received the Notice of Internet Availability of Proxy Materials, this proxy statement and our annual report (including our Form 10-K, and the exhibits filed with it) are available at our website at www.proxyvote.com. Upon request by any shareholder at the website, or to our corporate headquarters at the address or telephone number listed above, we will promptly furnish a proxy card along with a copy of our proxy statement, annual report on Form 10-K, and any or all exhibits, for the year ended December 31, 2013. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting of Shareholders.
Shareholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the United States Securities and Exchange Commission, or SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that request a paper copy of proxy materials by mail, one copy of our Annual Report to Shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family), unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call at 1-800-542-1061, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder, information regarding householding of proxy materials should have been forwarded to you by your bank or broker. Registered stockholders are those stockholders who maintain shares under their own names. Beneficial stockholders are those stockholders who have their shares deposited with a bank or brokerage firm.

Voting Information
Record Date. The record date for our Annual Meeting of Shareholders is March 18, 2014. On the record date, there were 22,747,365 shares of our common stock outstanding.
Voting Your Proxy. Only shareholders of record as of the close of business on the record date, March 18, 2014, are entitled to vote. Each share of common stock entitles the holder to one vote on all matters brought before the Annual Meeting. Shares held by our subsidiaries will not be voted at the Annual Meeting. Shareholders whose shares are registered in their own names may vote (1) via the Internet, (2) by telephone or (3) if you have requested and received a paper copy of the proxy materials by mail, by returning a proxy card. Proxies will be voted as instructed by the shareholder or shareholders granting the proxy. Unless contrary instructions are specified, if you complete and submit (and do not revoke) your proxy or voting instructions prior to the Annual Meeting, the shares of our common stock represented by the proxy will be voted (1) FOR the election of each of the two director candidates nominated by our Board of Directors; (2) FOR the approval of the advisory resolution approving the Company’s executive compensation; (3) FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; (4) FOR the approval of the 2014 Equity Incentive Plan, as discussed in this proxy statement; and (5) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.
Cumulative Voting. In voting for the election of directors, all shareholders have cumulative voting rights if at least one shareholder gives notice, whether at the Annual Meeting or prior to the voting, of the shareholder’s intention to cumulate votes. If cumulative voting is permitted in the election of directors, the proxy holders will have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes are to be cumulated. Accordingly, each shareholder may cumulate such voting power and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder’s votes on the same principle among two or more candidates, as such shareholder sees fit. If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card.

We will not accept any notice to cumulate by the Internet or telephone. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

Cumulative voting applies only to the election of directors. For all other matters, each share of common stock outstanding as of the close of business on March 18, 2014, the record date for the Annual Meeting of Shareholders, is entitled to one vote. If you vote by proxy card and sign your card with no further instructions, Maxim C.W. Webb and James F. Mosier, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

Revoking Your Proxy. Shareholders may revoke their proxy at any time before we close polling for each matter to be voted on at the Annual Meeting by submitting a later-dated vote electronically at the Annual Meeting of Shareholders, via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the Annual Meeting of Shareholders. If you hold shares through a bank or brokerage firm, you may revoke any prior voting instructions by contacting that firm in advance of the close of polling for each matter to be voted on at the Annual Meeting of Shareholders.

Vote Required, Abstentions and Broker Non-Votes. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting, which shall include all shares voted electronically via the Internet, is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting of Shareholders. A broker non-vote occurs when a broker, bank or other shareholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters. All matters, except the proposal to ratify Deloitte & Touche LLP as our independent registered public accounting for 2014, are considered non-routine matters under the rules that govern brokers, and therefore brokers will have discretion to vote the shares without the beneficial owner’s instructions on that proposal only.

If a quorum is present, the two nominees for election as directors receiving the highest number of votes will be elected. Approval of the advisory resolution approving the Company’s executive compensation in proposal number two and the ratification of the appointment of Deloitte & Touche LLP in proposal number three requires the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on such matter. Approval of the 2014 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal.

Abstentions will be treated as votes “against” proposals two and three, but will not be considered votes cast on proposal number four and will therefore have no effect on such proposal. Broker non-votes are not counted as votes for or against any of the proposals and are not considered votes cast, and will therefore have no effect on the outcome of the vote on any of the proposals.

Proxies and ballots will be received and tabulated by Broadridge Financial Solutions, Inc., which is also the inspector of elections for the Annual Meeting. Except for contested proxy solicitations or as required by law, proxy cards and voting tabulations that identify shareholders are kept confidential.

Expenses of Solicitation. We will bear the expense of assembling, preparing, printing, mailing and distributing the notices and these proxy materials and soliciting votes. Proxies will be solicited by mail, telephone, personal contact, and electronic means and may also be solicited by directors, officers or employees (who will receive no additional compensation for their services in such solicitation) in person, by the Internet, by telephone or by facsimile transmission, without additional remuneration. We will compensate only independent third-party agents that are not affiliated with us but who solicit proxies. We have retained Morrow & Co., LLC to act as a proxy solicitor in conjunction with the meeting, and we have agreed to pay them $6,500 plus reasonable out of pocket expenses, for proxy solicitation services. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. Your cooperation in promptly voting your shares and submitting your proxy by the Internet or telephone, or by completing and returning the proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

Voting Results. We will announce preliminary results at the Annual Meeting of Shareholders and also on a Form 8-K to be filed with the SEC within four business days after the meeting.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Carlos C. Campbell, Robert G. Deuster, Kristina M. Leslie, Michael J. Machado, and Julie H. Sullivan, Ph.D., are “independent directors” within the meaning set forth under applicable rules of the NASDAQ Stock Market. Ronald Langley, John R. Hart, and Kenneth J. Slepicka are not “independent directors” under those standards. John R. Hart, Kenneth J. Slepicka, and Ronald Langley were not independent Directors in 2013  as the term “independent” is defined  by Nasdaq Listing Rule 5605  (a)  (2).  John R. Hart is an employee of the Company.  Kenneth J. Slepicka and Ronald Langley each has a relationship with the Company which has previously been disclosed pursuant to Regulation S-K, Item 404, Transactions with Related Persons, Promoters, and Control Persons. The independent directors have regularly scheduled executive session meetings at which only the independent directors are present. In 2013, executive sessions were led by Ms. Leslie, who is an independent director and served as Chair of the Board. An executive session is held in conjunction with each regularly scheduled quarterly meeting and other sessions may be called by the Chair in her own discretion or at the request of our Board.

Board Leadership Structure

The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the board’s leadership structure. The role of the Chair is to manage the affairs of our Board of Directors, including ensuring that the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chair also develops and approves agendas and presides at all meetings of our Board of Directors and shareholders. In 2008 our Corporate Governance and Nominating Committee and the Board decided that the Chair should be an independent director. In the course of their evaluation, the Committee and the Board considered factors that included:

•	the challenges and opportunities of our Company, including the need for clear accountability;
•	the policies and practices in place to provide effective and independent oversight of management;
•	applicable regulatory requirements; and
•	corporate governance trends and practices of other public corporations.

Our Board of Directors believes that the current board leadership structure is best for our Company and our shareholders because it:

•
Separates the offices of Chair and Chief Executive Officer. As opposed to having a Chair who is also the Chief Executive Officer, a non-executive Chair enhances our Board’s ability to provide oversight of management.

•
Provides for Continuity. We appointed Kristina M. Leslie as non-executive Chair in May 2012. Ms. Leslie is an independent director and her serving in a prominent role as the Chair, and after having served as Vice Chair, increases her visibility to our shareholders.

•
Allocates required time commitments. The Chair’s role has evolved to include significant duties and responsibilities, such as more interaction with executive management on strategic opportunities, capital formation, and other important matters, which may be difficult to reconcile with the full-time demands of the Chief Executive Officer in managing the day-to-day affairs of the Company.

•
Enhances the independent oversight of management and reduces any conflicts of interest. Because the Board of Directors serves to oversee and monitor the actions of management, our Board believes its leaders should be in a position to provide independent oversight of such actions.

Role of the Board of Directors in Risk Oversight

Our Board of Directors as a group is responsible for all risk oversight of our Company and, as such, has full access to management so that it can maintain open and continuous communication that ensures that the risks associated with the various aspects of our Company are appropriately identified and addressed. In addition, each of our committees oversees a portion of the Company’s risk framework and controls. Our Compensation Committee reviews the risks associated with compensation incentives.

Our Audit Committee oversees the risks associated with (a) our financial statements, financial and liquidity risk exposures, including any material and pending legal proceedings, significant transactions, and investment guidelines and performance, (b) fraud, (c) security of and risks related to information technology systems and procedures, and (d) related party transactions and actual and potential conflicts of interests. Our Corporate Governance and Nominating Committee oversees the policies and procedures related to director and management succession and transition.

In carrying out each of their responsibilities in overseeing the Company’s policies with respect to risk, the committees discuss the issues with internal personnel and third parties that they deem appropriate. After such review and discussions, the committees evaluate and report to the full Board of Directors each of their respective findings and recommendations. The Board of Directors is ultimately responsible for the adoption of any such recommendations.

The Company’s leadership structure compliments our Board of Directors’ risk oversight function. The separation of the offices of the Chief Executive Officer and the Chair promotes effective consideration of matters presenting significant risks by management and directors. Our Boards’ role of risk oversight has not specifically affected its leadership structure. Our Board regularly reviews its leadership structure and evaluates whether it is functioning effectively.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee all of which are composed solely of independent directors. The Committees operate pursuant to written charters, which are available on our website under “Corporate Governance” at http://investors.picoholdings.com. The following table sets forth the three standing committees, the current members of each committee and the number of meetings held by each committee in 2013.

Name of Director	Audit	Compensation	Corporate Governance and Nominating
Carlos C. Campbell*	Member	Chair	Member
Robert G. Deuster*	Member	Member	
John R. Hart			
Ronald Langley			
Kristina M. Leslie*	Member, Financial Expert	Member	Chair
Michael J. Machado*	Member	Member	
Kenneth J. Slepicka			
Julie H. Sullivan, Ph.D.*	Chair, Financial Expert		Member
Number of Committee Meetings in 2013	7	5	3

Legend: Chair Member Financial Expert

*Independent Director

Audit Committee. The Audit Committee consists of Julie H. Sullivan, Ph.D.(Chair), Mr. Campbell, Ms. Leslie, Mr. Deuster, and Mr. Machado, none of whom has been or is an officer or employee of our Company. Each member of the Audit Committee, in the judgment of our Board, is independent within the meaning set forth under applicable rules of the NASDAQ stock market and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended.

The functions of the Audit Committee include: (a) overseeing our accounting and financial reporting processes; (b) meeting with the independent registered public accounting firm to review their reports on their audits of our financial statements, their comments on our internal control over financial reporting and the action taken by management with regard to such comments; (c) reviewing and approving all related persons transactions; (d) reviewing auditor independence; (e) issuing an Audit Committee report to the shareholders; and (f) the appointment of our independent registered public accounting firm and pre-approving all auditing and non-auditing services to be performed by such firm.

The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits to investigate any matter brought to its attention and to perform such other duties as may be assigned to it from time to time by our Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. A copy of the Audit Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com.
Audit Committee Financial Experts. Our Board of Directors has determined that Kristina M. Leslie, and Julie H. Sullivan, Ph.D., are each qualified as an audit committee financial expert as defined in SEC rules.

Compensation Committee. The Compensation Committee consists of Mr. Campbell (Chair), Ms. Leslie, Mr. Deuster and Mr. Machado. None of its members is or has been an officer or employee of our Company, and our Board has determined that each member of the Compensation Committee is independent within the meaning set forth under applicable rules of the NASDAQ stock market and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The functions of the Compensation Committee include: (a) evaluating the performance of, and set compensation for, our Chief Executive Officer and other senior management; (b) reviewing and approving the overall executive compensation program for our executives and the executives of our subsidiaries; (c) considering and reviewing compensation levels for service as a member of our Board and its committees; (d) making recommendations to our Board with respect to new cash-based incentive compensation plans and equity-based compensation plans; and (e) administering and granting awards under the PICO Holdings, Inc. 2005 Long-Term Incentive Plan and the Performance Incentive Plan. The Compensation Committee’s goals are to attract and retain qualified directors and key executives critical to our long-term success, to reward executives for our long-term success and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. A copy of the Compensation Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee members consist of Ms. Leslie (Chair), Julie H. Sullivan, Ph.D., and Mr. Campbell, and none of its members is or have been an officer or employee of our Company. In the judgment of our Board, each committee member is independent within the meaning set forth under applicable rules of the NASDAQ stock market. The functions of the Corporate Governance and Nominating Committee include: (a) identifying, reviewing, evaluating and selecting candidates to be nominated for election to our Board; (b) identifying and recommending members of the Board to committees; (c) overseeing and implementing the system of the corporate governance of the Company; and (d) overseeing the plans and process to monitor, control and minimize our risks and exposures.

A copy of the Corporate Governance and Nominating Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com.

Director nominees. The Corporate Governance and Nominating Committee works with the Board of Directors to determine the appropriate characteristics, skills, and experience for the board as a whole and its individual members. This evaluation includes issues of diversity, age, skills and experience - all in the context of an assessment of the perceived needs of the Board at that time. In evaluating the suitability of individual board members for continued service, as well as potential new candidates for the Board, the Corporate Governance and Nominating Committee and the board take into account many factors, including:

•	business experience;

•	academic credentials;

•	inter-personal skills;

•	the ability to understand our business;

•	leadership skills;

•	the understanding of the responsibilities of being a director of a publicly held company;

•	corporate experience;

•	prior experience on other boards of directors; and

•	the potential for contributing to our success.

Although we do not currently have a policy with regard to the formal consideration of diversity in identifying candidates for election to the board, the Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse board, and takes diversity considerations into account when identifying candidates. The Corporate Governance and Nominating Committee utilizes a broad conception of diversity, including diversity of professional experience, employment history, prior experience on other boards of directors, and more familiar diversity concepts such as race, gender and national origin. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, and education, and in areas that are relevant to our activities. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. These factors, and others considered useful by the Corporate Governance and Nominating Committee, will be reviewed in the context of an assessment of the perceived needs of our Board at a particular time.

Directors are expected to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Board members are expected to rigorously prepare for, attend, and participate in all Board and applicable Committee meetings.

In 2013, we employed a search firm and paid fees in the amount of $15,000 in connection with seeking or evaluating board nominee candidates.

The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders; however, such recommendations must be submitted in writing to our Corporate Secretary along with the candidate’s resume and any other relevant information. See “Shareholder Nomination of Directors” below.

Directors’ Attendance

In 2013, there were five meetings of the Board of Directors. All of the directors attended 75% or more of the aggregate of their respective board and committee meetings, except for Ronald Langley, whose service on the Board will conclude at the Annual Meeting, has moved to Australia and was only able to attend two of the five Board meetings in 2013. Mr. Langley was not a member of any Committees in 2013.
It is the policy of the board that each director, in the absence of extenuating circumstances, should attend our Annual Meeting of Shareholders in person. All of our directors attended our 2013 Annual Meeting.

Corporate Governance Guidelines (including Majority Voting Policy and Stock Ownership Guidelines)

We have adopted Corporate Governance Guidelines which are posted on our website under “Corporate Governance” at http://investors.picoholdings.com. These Corporate Governance Guidelines are a set of policies intended to guide the Board of Directors in its governance practices in the future. In addition to addressing many of the items discussed in this Corporate Governance section, our Corporate Governance Guidelines include stock ownership guidelines (which are discussed in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement), and a majority voting policy.

Under the majority voting policy, even though directors are elected by plurality vote, if a director receives in an uncontested election a greater number of “Withhold” votes than votes cast “For” his or her election, the Corporate Governance and Nominating Committee will undertake an evaluation of the appropriateness of the director’s continued service on the board. In performing this evaluation, the Corporate Governance and Nominating Committee will review all factors deemed relevant, including the stated reasons why shareholders withheld votes for election from such director, the director’s length of service, his or her past contributions to the Company and the board, including committee service, and the availability of other qualified candidates. The Corporate Governance and Nominating Committee will then make its recommendation to the board. The board will review this recommendation and consider such further factors and written information as it deems relevant.

Under this policy, the Corporate Governance and Nominating Committee will make its recommendation, and the board will act on the committee’s recommendation, no later than 90 days following the date of the shareholders meeting. If the board determines remedial action is appropriate, the director shall promptly take what action is requested by the board. If the director does not promptly take the recommended remedial action, or if the board determines that immediate resignation is in the best interests of the Company and its shareholders, the director shall promptly tender his or her resignation upon request from the board.

We will publicly disclose the board’s decision within four business days in a Current Report on Form 8-K with the SEC, providing an explanation of the process by which the decision was reached and, if applicable, the reason for not requesting the director’s resignation. The director in question will not participate in the Corporate Governance and Nominating Committee or the board’s analysis.

Shareholder Nomination of Directors

Any shareholder of the Company may nominate one or more persons for election as a director at an Annual Meeting of Shareholders if the shareholder complies with the notice, information and consent provisions contained in our bylaws. We have an advance notice bylaw provision. In order for the director nomination to be timely for the 2015 Annual Meeting, a shareholder’s notice to our secretary must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary of the date of the 2014 Annual Meeting. As a result, any notice for a director nomination given by a shareholder pursuant to the provisions of our bylaws (other than notice pursuant to SEC Rule 14a-8) must be received no earlier than January 14, 2015 and no later than the close of business on February 13, 2015.
If the date of our 2015 Annual Meeting is a date that is not within 30 days before or 60 days after May 14, 2015, the anniversary date of our 2014 Annual Meeting, shareholder director nominations must be delivered to our principal executive offices no earlier than the close of business on the 120th day before the Annual Meeting and not later than the close of business of (i) the 90th day prior to such Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by us.
Shareholder nominations must include the information regarding each nominee required by our bylaws. A copy of our bylaws is posted on our website under “Corporate Governance” at http://investors.picoholdings.com. Nominations not made according to these procedures will be disregarded. The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders, when submitted in writing along with the candidate’s resume and any other relevant information. All candidates (whether identified internally or by a qualified shareholder) who, after evaluation, are then recommended by the Governance and Nominating Committee and approved by the board, will be included in our recommended slate of director nominees in our proxy statement. For information about shareholder proposals (other than nominations of directors), please see “Shareholder Proposals to be Presented at Next Annual Meeting” in this proxy statement.
CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to our Corporate Secretary at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037. It is also posted on our web site under “Corporate Governance” at
http://investors.picoholdings.com.

Amendments to or waivers of our Code of Business Conduct and Ethics granted to any of our directors or executive officers will be published promptly on our web site.

PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS

Individuals may contact our entire Board of Directors or an individual director by sending a written communication to the board or such director in care of:

Corporate Secretary PICO Holdings, Inc. 7979 Ivanhoe Avenue, Suite 300 La Jolla, California 92037

Each communication must set forth the name and address of the shareholder on whose behalf the communication is sent. Our Corporate Secretary may review the letter or communication to determine whether it is appropriate for presentation to the board or to the directors or director specified. Advertisements, solicitations or hostile communications will not be presented. Communications determined by the corporate secretary to be appropriate for presentation will be submitted to our Board or to the directors or director specified immediately thereafter. If no director is specified, our Corporate Secretary will immediately forward appropriate letters or communications to our Chair of the Board of Directors.
A shareholder wishing to communicate directly with the non-management members of the board may address the communication to “Non-Management Directors, c/o Board of Directors” at the same address above. These communications will be handled by our Chair of the Audit Committee. Finally, communications can be sent directly to individual directors by addressing letters to the director’s individual name, c/o the Board of Directors, at the address above.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Nominees and Continuing Directors

We have a classified Board of Directors. Our directors are divided into three classes, with each class serving a three-year term. The terms of office of each class end in successive years. Two of our directors are to be elected at our 2014 Annual Meeting for terms ending at the Annual Meeting of Shareholders in the year 2017 or until their respective successors have been duly elected and qualified.

Unless otherwise instructed, Maxim C.W. Webb and James F. Mosier, as proxy holders, intend to distribute the votes represented by proxies in such proportions as they deem desirable to elect the two nominees named below or their substitutes. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, a substitute nominee will be recommended to the board by the Corporate Governance and Nominating Committee. See “Security Ownership of Certain Beneficial Owners and Management” for the number of shares of our common stock beneficially owned by these nominees.

The Board of Directors, at the recommendation of our Corporate Governance and Nominating Committee, has nominated John R. Hart and Michael J. Machado for election as directors at our Annual Meeting on May 14, 2014 for terms ending in 2017. The directors unanimously approved the nomination for election to the board of John R. Hart and Michael J. Machado and each of the nominees has consented to be nominated and to serve if elected.

Information Regarding Nominees and Continuing Directors

The following table and biographical descriptions set forth certain information with respect to the two nominees and our other five directors, each of whom are currently serving and, unless otherwise specified, have served continuously since elected. This information is based on information furnished to us by each such director. The ages listed below are as of February 1, 2014.

Name	Age	Term Expires	Class	Director Since	Positions Held with the Company (other than Director)
John R. Hart *	54	2014	III	1996	President and Chief Executive Officer
Michael J. Machado *	66	2014	III	2013
Ronald Langley **	69	2014	III	1996
Robert G. Deuster	63	2015	I	2011
Julie H. Sullivan, Ph.D.	56	2015	I	2009
Carlos C. Campbell	76	2016	II	1998
Kristina M. Leslie	49	2016	II	2009	Non-Executive Chair
Kenneth J. Slepicka	57	2016	II	2005

* Nominees for terms ending in 2017
**Mr. Langley is not a candidate for re-election and will be retiring from the Board of Directors at the Annual Meeting.

Each of our directors and nominees has an established record of professional accomplishment in his or her chosen field, the ability to contribute positively to the collaborative culture among board members, as well as professional and personal experiences and expertise relevant to our objective of generating superior long-term growth in our book value per share. Additionally, each of our independent directors is a member of the National Association of Corporate Directors. All of our directors develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today. The following provides further qualifications, attributes and other biographical information with respect to the two nominees and the other continuing directors.

Nominees for Directors to be Elected in 2014 with Term Ending in 2017

John R. Hart has served as our President and Chief Executive Officer and as a member of our Board of Directors since 1996. Mr. Hart also serves as an officer and/or director of the following subsidiaries of ours: Vidler Water Company, Inc. (Director since 1995, Chairman since 1997, and Chief Executive Officer since 1998), UCP, LLC (Director and Chairman since 2007), and PICO Northstar, LLC (Director and Chief Executive Officer since 2010). From 1997 to 2006, Mr. Hart was a director of HyperFeed Technologies, Inc., formerly an 80% owned subsidiary of the Company that filed for bankruptcy in 2006, where he served as chairman of the nominating committee and as a member of the compensation committee.

Mr. Hart has been our President and Chief Executive Officer and a member of our board for almost fifteen years and his leadership and strategic guidance over these years have been critical to our success. Mr. Hart also brings the knowledge of the operations of our Company to the board, which provides invaluable insight to the board as it reviews the Company’s strategic and financial plans leading to our conclusion that he should serve on our Board of Directors.

Michael J. Machado was elected by the Board of Directors on March 27, 2013. Mr. Machado was a member of the California State Assembly from 1992 - 2000 and was a California State Senator from 2000 - 2008. Since 2008, Mr. Machado has been the owner and operator of a diversified farming operation in California’s Central Valley. Mr. Machado is a board member of the California State Compensation Insurance Fund (2008 to present), P & M Farms (1985 to present) and is also a member of the non-profit boards for the San Joaquin Historical Society Board of Trustees (2012 - present) and Restore the Delta (since 2014).
He received an undergraduate degree in Economics from Stanford and a Master’s degree in Agricultural Economics from the University of California, Davis. In addition he attended Harvard University’s Agribusiness Executive Education Program. As a state legislator in California, Mr. Machado was heavily involved in numerous issues, including water policy and agricultural policy.

We believe that Mr. Machado’s extensive educational and legislative experience, and his continuing involvement in owning and operating a diversified farming operation, as well as his involvement in water policy issues make him a valuable addition to our Board of Directors.

Directors whose Terms Continue Into 2015

Robert G. Deuster was elected to our Board on February 28, 2011. Mr. Deuster currently is the Chief Executive Officer of Collector’s Universe, a public company that is a global provider of authenticating and grading services to the collectibles market and a member of their board. Previously, Mr. Deuster served as Chairman and Chief Executive Officer of Newport Corporation, a public company that is a global supplier of laser, optical and motion control products, from May 1996 until his retirement in October of 2007. Mr. Deuster also served as President of Newport from May 1996 until July 2004, and in June 1997 became Chairman of the board. From 1985 to 1996, Mr. Deuster served in various senior management positions at Applied Power, Inc. (now Actuant Corporation, a public company), a global manufacturer of electrical and hydraulic products, serving as Senior Vice President of the Distributed Products Group from 1994 to 1996, President of the Barry Controls Division from 1989 to 1994, President of the APITECH Division from 1986 to 1989, and Vice-president of Sales and Marketing of the Enerpac Division from 1985 to 1986. From 1975 to 1985, he held engineering and marketing management positions at General Electric Company’s Medical Systems Division. Mr. Deuster currently serves on the board of Symmetry Medical Inc., a public company that provides medical devices and solutions to the global orthopedic market. He also serves as a director of Ondax, Inc., a private optical components company. Mr. Deuster received a B.S. in Electrical Engineering from Marquette University in 1973. Mr. Deuster is a member of the National Association of Corporate Directors and holds an Advanced Director Certification from the American College of Corporate Directors.

We believe that Mr. Deuster’s extensive technology industry experience and experience on the boards of directors of various public and private companies makes him an invaluable member of our Board of Directors. This experience provides him keen insight of both the management and operations of a business and the governance and oversight matters facing companies and led to our conclusion that he should serve on our Board of Directors.

Julie H. Sullivan, Ph.D. has served as a member of our board of directors since 2009. Dr. Sullivan is President of the University of St. Thomas in Minnesota. Prior to this she served as Executive Vice President and Provost of the University of San Diego (2005 - 2013) after an extensive academic and administrative career as a professor in business and accounting at the University of North Carolina at Chapel Hill (1987 - 2003) and University of California, San Diego (2003 - 2005). Dr. Sullivan has served as an Advisory Director and as a member of the audit, compensation, and pension committees of Schenectady International, Inc., a privately owned, global chemical company since 2001. In addition, Dr. Sullivan has 8 years of cumulative prior experience as a director of two other public companies, Applied Micro (AMCC), an electronics company, and United PanAm Financial Corporation (UPFC), a specialty finance company), where she chaired the audit committees of both boards. Dr. Sullivan also has recently served on two non-profit boards, The Old Globe Theatre (2006 - 2013) and Project Concern International (2006 - 2012).

Dr. Sullivan has a Ph.D. in business and accounting and a Master’s degree in accounting and taxation from the University of Florida. Dr. Sullivan also is a certified public accountant (non-practicing) and is a member of the National Association of Corporate Directors.

Based on Dr. Sullivan’s extensive experience on the boards of diverse entities and her management experience and academic research, we believe that she is extremely knowledgeable and a renowned expert with regard to financial reporting, corporate governance, and business strategy matters and provides an invaluable perspective to our board leading to our conclusion that she should serve on our Board of Directors.

Directors whose Terms Continue Into 2016

Carlos C. Campbell has served as a member of our board of directors since 1998. He is Chair of the Compensation Committee, a member of the Audit and Corporate Governance and Nominating Committees. He is the President of Global 21, LLC, a strategic advisory company, (Formerly C.C. Campbell & Co., 1985-2011) and Initiative Films, LLC (2011- Present). Mr. Campbell has served as a director of Resource America, Inc. since 1990. Mr. Campbell has also previously served as a director of eight other public corporations. Mr. Campbell has completed over two dozen seminars on director training. He has a Certificate of Director Education from the National Association of Corporate Directors and is a graduate of the Director’s Institute, University of California Los Angeles where he was designated a Certified Corporate Director. He has completed seminars in corporate governance, auditing and compensation at the Harvard Business School. Mr. Campbell is a member of the National Association of Corporate Directors and is a member of the inaugural class, 2011, of Board Leadership Fellows. He was also elected to the NACD Directorship 100, the most influential directors of U.S. corporations. Mr. Campbell has participated in numerous professional forums with the NACD on governance, compensation and mergers & acquisitions.

Mr. Campbell served as the Assistant Secretary of Commerce for Economic Development, U.S. Department of Commerce (1981-1984) where he was the final authority for an annual program budget of $300 million and a loan portfolio in excess of $1 billion. Mr. Campbell has a B.S. in Construction Management from Michigan State University, a Certificate in Engineering Science from the U.S. Naval Post Graduate School, and a Master of City & Regional Planning from the School of Engineering & Architecture, Catholic University of America. Mr. Campbell was also a director of HyperFeed Technologies, Inc., formerly an 80% owned subsidiary of the Company that filed for bankruptcy in 2006.

We believe that Mr. Campbell’s extensive directorship training, strategic advisory and government experience, two areas of expertise that are important to certain of our operating segments, enrich the makeup of the board of directors and provide keen insight into our businesses. Mr. Campbell’s record of service as a director on public boards and with government agencies also gives him substantial experience on financial, governance and risk oversight matters leading to our conclusion that he should serve on our board of directors.

Kristina M. Leslie has served on our board of directors since 2009, as Non-Executive Vice Chair and lead independent director from August 2011 to May 2012, and has served as our Non-Executive Chair since May 2012. Ms. Leslie is the former Chief Financial Officer of DreamWorks Animation SKG, Inc. where she served in that capacity from 2004 through 2007.  Prior to becoming Chief Financial Officer of DreamWorks Animation, Ms. Leslie served as Chief Financial Officer of DreamWorks LLC from 2003 through 2004.  Prior to that, she oversaw the corporate finance and strategic planning functions at DreamWorks, LLC since 1996.  Currently, Ms. Leslie serves on the Board of Directors of Orbitz Worldwide, Inc. where she is a member of the Audit, Compensation and Nominating and Governance Committees as well as the Board of Directors of Blue Shield of California where she is a member of the Audit, Finance and Investing and Quality Improvement Committees.  Ms. Leslie is also the Chair of the Flintridge Preparatory School Board of Trustees in La Canada, California.  Ms. Leslie is a member of the National Association of Corporate Directors.  Ms. Leslie holds a BA in Economics from Bucknell University and an MBA with a concentration in Finance from Columbia University.

Ms. Leslie has substantial management experience from her years of service at Dreamworks, LLC and later as CFO of DreamWorks Animation SKG, a publicly-held company, which gives her keen insight on matters relating to strategic planning, financial reporting, financial management, corporate governance, risk oversight, and management succession. Ms. Leslie’s years of service as a director on public and not-for-profit companies also gives her substantial experience on financial, governance and risk oversight matters leading to our conclusion that she should serve on our Board of Directors.

Kenneth J. Slepicka has served as a member of our Board of Directors since 2005. Mr. Slepicka is currently the Chief Executive Officer of Synthonics, Inc., an early stage biotechnology company, and has served in such capacity since 2005. Mr. Slepicka has a master’s of business administration. Mr. Slepicka has also received a Master Director Certification from the National Association of Corporate Directors. Mr. Slepicka is a member of the National Association of Corporate Directors and has earned certificates of director education in 2007, 2008, and 2009 from this organization. In addition, Mr. Slepicka served as President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998 and as Executive Director of Fixed Income Trading for O’Connor & Associates from 1985 to 1994. He has also held risk advisor and portfolio manager positions in the financial services industry. Mr. Slepicka has served as a member of the FIA Steering Committee and the Federal Reserve FCM Working Group and as a Governor of the Board of Trade Clearing Corporation. He is also a former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options Exchange, and Pacific Options Exchange. Mr. Slepicka was also a director of HyperFeed Technologies, Inc., formerly an 80% owned subsidiary of the Company that filed for bankruptcy in 2006.

Mr. Slepicka’s management and operational experience leads to our conclusion that he should serve on our Board of Directors.

Vote Required for Election of Each Director

The two nominees for election as directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2:
ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION (SAY-ON-PAY)

This stockholder advisory vote, commonly known as “Say-on-Pay,” is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended and gives our stockholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation paid to our named executive officers. Our board of directors has determined that this “Say-on-Pay” vote shall be held annually.

The advisory vote on executive compensation is a non-binding vote on the compensation of our “named executive officers,” as identified in the Compensation Discussion and Analysis, or CD&A section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the CD&A section of this proxy statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2013 compensation of our named executive officers. The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our board, or our compensation policies and practices as they relate to risk management. Our compensation philosophy is based on the principle of aligning pay and performance. The primary objectives of our compensation program are to pay for performance, recruit, retain and motivate the highest quality executive officers who are critical to our success, align the interests of our named executive officers and other employees with those of our shareholders and promote excellent corporate governance. The CD&A section of this proxy statement provides a more detailed discussion of our executive compensation program and compensation philosophy.

We have many compensation practices that ensure consistent leadership, decision-making and actions, without taking unnecessary risks. The practices are discussed in detail in the CD&A and include:

•	Our overall compensation programs include a mix of different components for the short-term (base salary) and the long term (bonuses based on growth in book value per share and stock-based awards).
•	We adhere to the highest ethical standards in our corporate governance practice, such as our long-standing insider trading policy.
•	We do not provide tax reimbursements or gross-ups in connection with any of the components of our executive compensation.
•	All of our employees are employed on an at-will basis, other than our CEO who is the only employee with an employment agreement.
•	We do not provide our named executive officers with any perquisites or other benefits that are not available to all employees.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the company, our Compensation Committee or our board.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against our named executive officers’ compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Shareholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 2:

RESOLVED, that the shareholders of PICO Holdings, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2014 Annual Meeting of Shareholders.

Vote Required for this Advisory Approval.

Approval on an advisory basis of the compensation of the Company’s named executive officers requires the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on such matter. Abstentions will be treated as votes “against” this proposal. Broker non-votes are not counted as votes for or against this proposal and will therefore have no effect on the outcome of the vote. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE FOREGOING RESOLUTION.

PROPOSAL NO. 3:
RATIFICATION OF
DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014.

Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this appointment by the shareholders. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders. In addition, if Deloitte & Touche LLP should decline to act or otherwise become incapable of acting, or if the engagement should be discontinued, our Audit Committee will appoint another independent public registered public accounting firm. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the fiscal years ended December 31, 2013 and December 31, 2012:

	2013	2012

Audit Fees	$1,463,674	$1,005,760
Tax Fees	314,098	346,885
Audit-Related Fees	1,031,916	75,000
All Other Fees
Total	$2,809,688	$1,427,645

Audit Fees consist of fees we paid for (i) the audit of our annual financial statements included in our Annual Reports on Forms 10-K and reviews of our quarterly financial statements included in our Quarterly Reports on Forms 10-Q; (ii) services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory audits or consents; and (iii) the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.

Tax Fees consist of fees for professional services for tax compliance, which totaled $243,800 in 2013 and $227,900 in 2012 respectively, and tax planning and advice services, which totaled $43,798 in 2013 and $118,985 in 2012, respectively. These services included assistance regarding United States federal, state, local and international tax return preparation, tax audits and appeals, and advice on structuring potential transactions, altering employee benefit plans, and intra-group restructuring.

Audit-Related Fees consist of fees we paid for the audit of UCP, Inc.’s initial public offering, as well as the audit of PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust, and services related to proposed or consummated transactions and attestation services not required by statute or regulation and the related accounting or disclosure treatment for such transactions or events.

The Audit Committee has determined that the provision of non-audit services listed above is compatible with the independence of Deloitte & Touche LLP.

Audit Committee Pre-Approval Policy

Consistent with SEC policies regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has recommended, and the board has approved, pre-approval guidelines for all audit and non-audit services to be provided by the independent registered public accounting firm.

These pre-approval guidelines are:

1.	At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires our independent registered public accounting firm to perform;
2.	Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by our independent registered public accounting firm;
3.
The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve; and

4.
The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee’s next scheduled meeting.

Vote Required for Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the majority the shares represented at the meeting and entitled to vote on such matter. Abstentions will be treated as votes “against” this proposal. Broker non-votes are not counted as votes for or against this proposal and will therefore have no effect of the outcome of the vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

PROPOSAL NO. 4
APPROVE ADOPTION OF
2014 EQUITY INCENTIVE PLAN

At the Annual Meeting, the shareholders will be asked to approve the PICO Holdings, Inc. 2014 Equity Incentive Plan (the “2014 Plan”). Our Board of Directors adopted the 2014 Plan on February 27, 2014, subject to and effective upon its approval by shareholders. The 2014 Plan is intended to replace our 2005 Long-Term Incentive Plan (the “Predecessor Plan”), which would otherwise terminate automatically on the tenth anniversary of its initial adoption in December 2005. If the shareholders approve the 2014 Plan, it will become effective on the day of the Annual Meeting, and no further awards will be granted under the Predecessor Plan, which will be terminated.
We operate in a challenging marketplace in which our success depends to a great extent on our ability to retain our key employees, directors and other service providers. One of the tools our board regards as essential in a competitive compensation program is our equity incentive awards. Our equity incentive plan provides a range of incentive tools and sufficient flexibility to permit our Compensation Committee to implement them in ways that will make the most effective use of the shares our shareholders authorize for incentive purposes. We intend to use these incentives to retain existing key employees, directors and other service providers and, when necessary, to attract new key employees, directors and other service providers for the long-term benefit of the Company and its shareholders.
The 2014 Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards and cash-based awards. Under the 2014 Plan, we will be authorized to issue up to 1,000,000 shares. In addition, we will be able use certain shares from our Predecessor Plan as follows:

•
shares of stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination, which we estimate to be no more than 218,316 shares as of the date of this proxy statement; and

•	shares subject to any stock appreciation right or other award outstanding under a Predecessor Plan that expires or is forfeited for any reason after the date of the Annual Meeting.

In no event will the total number of shares that can be added to the 2014 Plan from the Predecessor Plan exceed 2.3 million shares.
As of February 28, 2014, 1,616,625 stock appreciation rights were outstanding under the Predecessor Plan with a weighted average exercise price of $36.45 per share and weighted average expected remaining term of approximately 2.5 years, and a total of 469,435 shares remained subject to unvested awards of and restricted stock units outstanding under the Predecessor Plan. As of that date, a total of 218,316 shares remained available for the future grant of awards under the Predecessor Plan. The Predecessor Plan will be terminated upon shareholder approval of the 2014 Plan.
In operating our Predecessor Plan, the Compensation Committee has monitored and managed dilution to reasonable levels. Our average annual burn rate (gross number of shares granted during the year divided by weighted common shares outstanding) for the three years ending December 31, 2013 was 0.15%, which is below the 8.74% 2014 burn rate threshold for our industry established by Institutional Shareholder Services Inc. This low burn rate is due primarily to the last equity grant to executives being made in 2010. However, even on a five year basis, which takes into account our last grant to executives, our average gross burn rate for the past five years of 1.82%. The maximum aggregate number of shares we are requesting our shareholders to authorize under the 2014 Plan, including the approximately 218,316 shares currently remaining available for grant under our Predecessor Plan that will be rolled over to the 2014 Plan, would represent about 12.7% of the number of shares of our common stock outstanding on February 28, 2014 determined on a fully diluted basis.
Our Board of Directors considered a number of factors in determining the appropriate size of the 2014 Plan share authorization:

•	The number of shares requested appears reasonable in comparison to our shares outstanding and market norms. The 1 million shares requested is approximately 4.4% of our outstanding shares; and

•
The request should provide sufficient shares for needs of a reasonable incentive program for at least the next three years. Because the 2014 Plan has a ten year term, the board expects that the shareholders will have future opportunities to reconsider the 2014 Plan.

Key features of the 2014 Plan of particular interest to our shareholders reflect best practices:

•	Stock options and stock appreciation rights may not be repriced without the approval of our shareholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•
Each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) will reduce the number of shares remaining available for grant under the 2014 Plan by 2.25 shares.

•
The number of shares remaining for grant under the 2014 Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis, and shares withheld for income tax withholding in connection with options or stock appreciation rights or tendered in payment of an option’s exercise price are not recycled.

•	The number of shares for which awards may be granted to any non-employee member of our Board of Directors in a fiscal year is limited.

•
The 2014 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2014 Plan has a fixed term of ten years.

The 2014 Plan is designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to any of the “covered employees,” consisting of the chief executive officer and any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the 2014 Plan to qualify as performance-based within the meaning of Section 162(m), the shareholders are being asked to approve certain material terms of the 2014 Plan. By approving the 2014 Plan, the shareholders will be specifically approving, among other things:

•	the eligibility requirements for participation in the 2014 Plan;

•	the maximum numbers of shares for which stock-based awards intended to qualify as performance-based may be granted to an employee in any fiscal year;

•	the maximum dollar amount that a participant may receive under a cash-based award intended to qualify as performance-based for each fiscal year contained in the performance period; and

•
the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the 2014 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based. Further, the Compensation Committee will retain the discretion to grant awards to covered employees that are not intended to qualify for deduction in full under Section 162(m).
Our board believes that the 2014 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the board urges you to vote to approve the adoption of the 2014 Plan.
Summary of the 2014 Plan
The following summary of the 2014 Plan is qualified in its entirety by the specific language of the 2014 Plan, a copy of which is attached to this proxy statement as Appendix A.
General. The purpose of the 2014 Plan is to advance the interests of the Company and its shareholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares. The maximum aggregate number of shares authorized for issuance under the 2014 Plan is the sum of 1,000,000 shares plus up to 2,300,000 additional shares, comprised of the number of shares remaining available for grant under the Predecessor Plan on the date of the Annual Meeting and the number of shares subject to any option or other award outstanding under a Predecessor Plan that expires or is forfeited for any reason after the date of the Annual Meeting. As of February 28,2014, there were 218,316 shares remaining available for grant under the Predecessor Plan and 2,086,060 shares subject to unexercised stock appreciation rights and other awards remaining unvested and subject to potential forfeiture under the Predecessor Plan.
Share Counting. Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2014 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at grant) will reduce the number of shares remaining available for grant under the 2013 Plan by 2.25 shares.
If any award granted under the 2014 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2014 Plan. Shares will not be treated as having been issued under the 2014 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2014 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2014 Plan will be reduced by the gross number of shares for which the award is exercised.
Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2014 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2014 Plan to adjust other terms of outstanding awards as it deems appropriate.
Non-employee Director Award Limits. A non-employee director may not be granted awards under the 2014 Plan in any fiscal year for more than the number of shares determined by dividing $250,000 by the fair market value of a share of our common stock on the trading day immediately preceding the applicable grant date.
Other Award Limits. To enable compensation provided in connection with certain types of awards intended to qualify as performance-based within the meaning of Section 162(m) of the Code, the 2014 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

•	No more than 1,000,000 shares under stock-based awards.

•	No more than $15,000,000 for each full fiscal year contained in the performance period under cash-based awards.

In addition, to comply with applicable tax rules, the 2014 Plan also limits to 4,000,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2014 Plan.
Administration. The 2014 Plan generally will be administered by our Compensation Committee, although the board retains the right to appoint another of its committees to administer the 2014 Plan or to administer the 2014 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2014 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the board.) Subject to the provisions of the 2014 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2014 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The Committee may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the 2014 Plan to employees eligible to participate who are neither members of the board nor executive officers of the Company, subject to the provisions of the 2014 Plan and guidelines established by the Committee, and provided that the officer committee may not grant awards for more than 10,000 shares to any employee in any fiscal year.
The 2014 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2014 Plan. All awards granted under the 2014 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2014 Plan. The Committee will interpret the 2014 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2014 Plan or any award.
Prohibition of Option and SAR Repricing. The 2014 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our shareholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.
Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of February 28, 2014, we had approximately 190 employees, including five executive officers, and seven non-employee directors who would be eligible under the 2014 Plan.
Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 18, 2014, the closing price of our common stock as reported on the NASDAQ Stock Market was $25.65 per share.
The 2014 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.
Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2014 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2014 Plan).
Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.
Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2014 Plan is ten years.
Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.
Restricted Stock Awards. The Committee may grant restricted stock awards under the 2014 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.
Restricted Stock Units. The Committee may grant restricted stock units under the 2014 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays.
Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; total shareholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project and completion of a joint venture or other corporate transaction.
The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.
Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments.
Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2014 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the 2014 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2014 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) shareholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the shareholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a shareholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.
Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.
The 2014 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the canceled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.
Awards Subject to Section 409A of the Code. Certain awards granted under the 2014 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2014 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2014 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.
Amendment, Suspension or Termination. The 2014 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2014 Plan following the tenth anniversary of the 2014 Plan’s effective date, which will be the date on which it is approved by the shareholders. The Committee may amend, suspend or terminate the 2014 Plan at any time, provided that no amendment may be made without shareholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2014 Plan, change the class of persons eligible to receive incentive stock options or require shareholder approval under any applicable law. No amendment, suspension or termination of the 2014 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect on outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.
Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
New 2014 Plan Benefits
No awards will be granted under the 2014 Plan prior to its approval by the shareholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.
EQUITY COMPENSATION PLAN INFORMATION

We currently maintain one equity compensation plan, the 2005 Long-Term Incentive Plan, which was approved by our shareholders on December 8, 2005. The following table sets forth information with respect to the number of shares of common stock subject to outstanding awards and remaining available for issuance under the 2005 Long-Term Incentive Plan as of December 31, 2013 and March 18, 2014. For more details regarding our 2005 Long-Term Incentive Plan, see “Executive Compensation-Elements of Executive Officer Compensation-2. Long-Term Incentives.”

	(a)	(b)	(c)
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans approved by security holders(1)	2,086,060	$33.46	218,316
Equity Compensation Plans not approved by security holders(2)	—	N/A	—

(1)
Represents the total number of underlying shares that could be issued upon the exercise of the stock-settled stock appreciation rights, or SARs, or the vesting of restricted stock units, granted and awards available for future issuances under our 2005 Long-Term Incentive Plan. In accordance with SEC disclosure rules, the weighted-average exercise price reported in column (b) does not take into account restricted stock units because they have no exercise price. The actual number of shares to be issued to a grantee who exercises each SAR will be based on the net exercise value (that is, the market value price per share of our stock on the date of exercise, minus the exercise price) times the number of SARs exercised, minus applicable taxes withheld in the form of shares. The actual number of shares to be issued to a grantee of vested restricted stock units will be based on the total number shares of stock issued at vesting, minus applicable taxes withheld in the form of shares. At December 31, 2013 none of the outstanding stock-settled SARs issued under our 2005 Long-Term Incentive Plan were in-the-money and therefore no additional shares would be issued upon assumed exercise of the SARs. Of the 2.1 million shares of stock to be issued upon exercise of outstanding options, warrants and rights, 1.6 million shares are underlying outstanding SARs that are fully vested. The following table illustrates the number of common shares that would be issued (after payment of all applicable withholding taxes assuming a 40% withholding tax rate) on assumed exercise of all 1.6 million stock-settled SARs outstanding as of December 31, 2013 based on the following assumed PICO common stock share price:

Assumed Price Per Share of PICO Common Stock on Date of Exercise of SARs	Number of PICO Common Shares That Would Be Issued on Assumed Exercise of All Granted SARs
$20.00	—
$25.00	—
$30.00	—
$35.00	24,024
$40.00	105,783
$45.00	184,226
$50.00	262,801
$55.00	327,090

(2)	We have no equity compensation plans that have not been approved by our shareholders.

Required Vote and Board of Directors Recommendation
Approval of the 2014 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal.
Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but otherwise will have no effect on the outcome of the vote.
Our board believes that the proposed adoption of the 2014 Plan is in the best interests of the Company and its shareholders for the reasons stated above.
THEREFORE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2014 EQUITY INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

This section of the proxy statement includes the following:

•
The Executive Summary highlights our pay-for-performance philosophy, long-term focus, key compensation programs and recent changes. It also provides a brief overview of the factors that we believe are most relevant to shareholders as they consider their votes on Proposal 2 (the advisory vote on executive compensation, or “Say-on-Pay”).

•
The Compensation Discussion and Analysis (CD&A) section describes and analyzes our compensation programs and the specific amounts of compensation paid to our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the other three most highly compensated executive officers for fiscal 2013. Collectively, we refer to these individuals as the “Named Executive Officers” or the “NEOs.”

•
The Compensation Risk Management section describes the process applied, and the factors considered by both the Company and the Compensation Committee, in an assessment that concluded that our compensation policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company.

•
The Compensation Tables and Narrative Disclosure section reports the compensation and benefit amounts paid to our NEOs and directors for fiscal 2013. The amounts attributable to long-term equity incentive awards represent the grant date fair value of those awards for which actual amounts earned or realized is dependent upon our future stock price performance.

Executive Summary

Our Business Model Drives our Compensation Philosophy and Programs

As a diversified holding company, we believe that we have a business model that is unique for companies with a similar market capitalization. In the course of our business, we: (i) evaluate, acquire and develop undervalued assets in strategic areas at valuations that we believe provide downside risk protection; (ii) enhance the value of those assets through our management and operational expertise, development activities, transaction structure, relationships and efficient use of capital; and (iii) strive to achieve gains in book value per share through both operating returns and the disposition of assets at appropriate times. Asset dispositions frequently are several years following our acquisition of such assets. We are risk averse, using limited debt in our investments, and we are focused on long-term returns. Because our business model focuses on long-term objectives rather than short-term earnings, our compensation arrangements are principally driven by increases in shareholder equity over the long term. Based upon our discussions with investors holding significant positions in our company, we believe that this focus is aligned with their interests in increasing the value of our stock through increases in book value.

Our Executive Compensation Philosophy and Programs

We have a simple compensation philosophy, which is to hire good people and pay them for performance that is measured by increases in shareholder value.  We define “good people” as individuals who are smart, resourceful, experienced, hardworking, and ethical. A relatively small number of people have been part of a critical mass of executives responsible for driving our performance over the long term.  Our CEO and CFO have been with the Company for over 17 years and our other NEOs have all been with the Company for over a decade. Our small management team provides for more efficient decision making and greater accountability. In the case of our CEO, we recognize that he was instrumental in restructuring the Company and developing and implementing our business model.

Cash incentive compensation is a key component of our executive compensation program, which allows our executive officers to earn above-average compensation if they achieve superior growth in book value per share.  We tie these awards to a benchmark of the five-year average of the Standard & Poor’s 500 index in order to emphasize long-term performance.  Because of the relatively infrequent timing of our asset monetization transactions, we do not have a short-term focus on earnings. As a result, we do not believe that short-term measures are useful in evaluating our financial performance or compensating our executives.

Although we may pay out on our incentive compensation awards in a particular year, this compensation is a result of years of efforts that are recognized when there is a monetization event. This practice more closely aligns the compensation of our executive officers with our corporate objectives and risk tolerance.

Our executive compensation program is subject to a thorough process that includes Compensation Committee review and approval of program design and practices; the advice of an independent third-party compensation consultant engaged by the Compensation Committee; and long-standing, consistently applied practices with respect to incentive compensation. The Company’s compensation program is intended to be equitable, accountable, transparent and shareholder-centric.

Executive Compensation Actions in 2013

As explained in greater detail in the following CD&A section, we took the following actions regarding executive compensation in 2013:

•	Our CEO received a base salary increase of 1.7% in 2013;

•
None of our executive officers earned a cash incentive award, under our incentive plan for 2013. However, our Chief Accounting Officer earned a discretionary cash bonus of $125,000 due to his extraordinary contribution to the successful Initial Public Offering of our subsidiary UCP, Inc. in 2013;

•	We did not grant any equity compensation awards to our NEOs in 2013 because our RSU grants in 2010 were intended to address long term compensation for a multi-year period; and

•
We decided to transition to annual consideration of long-term incentive awards, from our current practice of less frequent and larger multi-year awards, and to vest some of future stock-based grants on performance-based criteria (discussed in greater detail below).

Corporate Governance

We also maintain the following policies as a matter of good corporate governance:

•	We have stock ownership guidelines (which are discussed in greater detail below);

•	We have a cash incentive compensation repayment (“claw back”) policy (discussed in greater detail below);

•
We only provide “double trigger” vesting acceleration for equity awards for our senior executives (discussed in greater detail) in the “Potential Payments upon Termination or Change in Control” below);

•	We do not have any gross ups on any payments to executives, including on payments related to severance or a change in control

•	Our Compensation Committee has engaged an independent compensation consulting firm to provide it with market data and guidance on best practices;

•	Our Insider Trading Policy provides that directors and officers may not margin or pledge the Company’s shares;

•	Our Insider Trading Policy provides that directors and officers may not engage in short sales of the Company’s shares; and

•	Our Insider Trading Policy provides that directors and officers may not engage in derivative transactions in the Company’s shares (e. g., publicly traded options contracts, such as puts or calls).

Compensation Discussion and Analysis

The Compensation Committee determines our compensation objectives, philosophy and forms of compensation and benefits for our executive officers.  Our executive compensation program is designed to retain our executive officers and, when warranted, reward them for achieving superior growth in book value per share with moderate risk.  For the year ended December 31, 2013, our named executive officers were:

●	John R. Hart	President and Chief Executive Officer (our “CEO”)
●	Maxim C.W. Webb	Executive Vice President and Chief Financial Officer (“CFO”)
●	John T. Perri	Vice President and Chief Accounting Officer (“CAO”)
●	James F. Mosier	General Counsel and Secretary
●	W. Raymond Webb	Vice President of Investments

Our Business Model Drives our Compensation Philosophy and Programs

As a diversified holding company, we believe that we have a business model that is unique for a public company.  To maximize long-term shareholder value, our strategic mission is to select and develop undervalued assets to achieve a superior return on net assets. To do this we:

(i)	evaluate, acquire and develop undervalued assets in strategic asset classes at valuations that we believe provide significant downside risk protection;

(ii)	enhance the value of those assets through our operational expertise, development activities, transaction structure and efficient use of capital; and

(iii)	attempt to achieve gains in book value per share through both operating returns and disposition of assets at appropriate times.

Asset dispositions generally are several years following our acquisition. Due to the nature of our business, especially the multi-year cycle from acquisition of an asset until its disposition, we are focused on long term performance rather than annual performance.

This business strategy requires a management team that functions within an entrepreneurial culture with demonstrated expertise in asset and business acquisitions, investments in all types of securities (public and private) and financial management and business operations of acquired entities in local as well as international markets.  Our management team must review, operate and manage a broad and diversified range of businesses, investments, assets, and operations that currently include water resources and storage, real estate, and agriculture, but may include related or unrelated businesses in the future.  In addition, our management team must assist in setting strategic direction for each business and the company as a whole.  This team is also responsible for seeking and investigating new investment and acquisition opportunities as well as coordinating and maintaining good investor relations.

Our Compensation Philosophy

Our compensation philosophy is to retain our key executives and pay them for performance that relates to increases in shareholder value over the long term. Our philosophy is based on the fact that we have a long tenured executive team that is instrumental to our success. Our CEO has been with the Company for over 18 years and our other NEOs for over 15 years.
We consider retention of our key executives important because it could be very disruptive and costly for our business if we needed to replace any of our key executives. Our CEO was instrumental in restructuring the Company and developing and implementing our business model. Our other NEOs (as well as the senior executives of our businesses) are his handpicked team that has assisted our CEO in successfully executing our business strategy, in many cases for over a decade. They have acquired a valuable and specific skill set over the years with us that we would have a difficult time replacing.

We provide our executive team with the opportunity to receive a competitive compensation package in comparison to their other opportunities, if they perform successfully. Performing successfully means that they have successfully sourced investments and increased our book value within a reasonable period of time and with a reasonable investment from the Company.

Key Components of Our NEO Compensation Program

This table includes the principal components of our pay-for-performance approach.

Component	Purpose	Form	Pay-for-Performance	Comment
Base salary	Provide sufficient competitive pay to attract and retain experienced and successful executives.	Cash	Adjustments to base salary consider individual performance, contributions to the business, competitive practices and internal comparisons.
Annual fixed cash compensation. Base salary reflects the employee’s level of responsibility, expertise, skills, knowledge and experience. For our CEO, base salary is fixed for the term of employment, subject to annual cost of living adjustments. For our other NEOs, base salary is reviewed on an annual basis.

Annual cash incentive	Encourage and reward contributions to our financial results. Engage executives in execution of our business strategy. Emphasize accountability for results.	Cash	The potential award amount varies with the degree to which we increase our book value per share.	Annual variable cash compensation. The Compensation Committee determines and approves the actual amount earned after the close of the fiscal year.
Long-term incentive
Encourage and reward building long-term shareholder value, employment retention and company stock ownership. Align executives with shareholder interests, retain executive officers through long-term vesting.
RSUs and Proposed Contingent Stock Options
RSUs retain executives and align them with shareholders’ interests by awarding a fixed number of shares upon vesting.
Proposed Contingent Stock Options reward building long-term shareholder value (see equity compensation section for a more detailed description of Contingent Stock Options).

The Compensation Committee, at its sole discretion, determines the value of RSUs granted each year. We encourage stock ownership through guidelines applicable to our CEO, CFO and other designated executive officers.

We also provide the following compensation and benefit programs to our executives, many of which are broadly available to all of our employees:

Component	Objectives and Basis	Form
Retirement benefits	Retain and recruit our executive officers.	401(k) plan
Deferred Compensation Opportunity	Retain and recruit our executive officers by offering them an opportunity to defer income tax on amounts deferred.	Non-qualified deferred compensation plan
Insurance and other benefits	Provide for the safety and wellness of our executive officers.	Various
Termination and severance benefits	Retain and recruit our executive officers.	Various, including cash and accelerated vesting of long-term incentives in certain circumstances

Say on Pay Vote

At our 2013 annual shareholder meeting, 71.3% of our shareholders voted in favor of our non-binding, advisory vote on our executive compensation program. Our Compensation Committee considered the results of the vote and reviewed feedback we have received on our executive compensation program along with the reports of Institutional Shareholder Services (ISS) and Glass Lewis and determined that there were no issues with our current executive compensation program. Rather, the primary reason that some shareholders did not support our executive compensation program was due to a continued focus on the equity compensation grants to our executives in 2010. Our Compensation Committee is hopeful that this year our shareholders will focus their attention on our current executive compensation program, consider all of the changes that we have been made to our executive compensation program since 2010 and note the proposed addition of performance-vesting equity awards in 2014.

Corporate Governance Practices

We have adopted the following corporate governance practices over the past few years with respect to our executive compensation program in order to follow best practice and minimize any risks inherent in our programs:

At our 2011 Annual Meeting, a majority of the shares voting on the non-binding, advisory vote on executive compensation did not approve the compensation of our executive officers. Because the advisory vote did not provide information on which aspects of our executive compensation policies and practices our shareholders thought could be improved, we have contacted many shareholders with significant ownership positions to solicit their views on our executive compensation program and to obtain their input on potential improvements in our compensation policies and practices. Our management, the Compensation Committee and the consultants to the Compensation Committee also reviewed the reports issued by various proxy advisory services to evaluate the compensation related issues that were identified as being of concern to those organizations. Based on those discussions and reviews, we implemented the following changes to our compensation programs:

We have a cash incentive compensation repayment (“claw back”) policy. Effective January 1, 2012, we adopted a policy that would require our CEO, CFO and other designated executive officers, to repay to us the amount of any annual cash incentive that he or she received to the extent that:

•	The amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within 12 months of such payment;

•	The executive officer had engaged in theft, dishonesty or intentional falsification of our documents or records that resulted in the obligation to restate our financial results; and

•	A lower annual cash incentive would have been paid to the executive officer based upon the restated financial results.

The Compensation Committee is responsible for the interpretation and enforcement of this repayment policy. We intend to amend our repayment policy to comply with any additional requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 after the SEC adopts new regulations implementing those requirements.

We have stock ownership guidelines.  Our stock ownership guidelines for our CEO, CFO and other executive officers designated by the Compensation Committee help ensure that those officers maintain an equity stake in the Company, and by doing so, appropriately link their interests with those of other shareholders. We also have stock ownership guidelines for our non-employee directors, which are addressed below with the discussion of director compensation. These ownership guidelines count shares actually owned and deferred stock units and 50% of the vested stock options and SARs towards the equity ownership requirement. Until the applicable stock ownership guideline is met, the officer is required to retain 25% of the net shares received as a result of the exercise of RSUs and SARs. Each of our executive officers are in compliance with the guidelines.

The guidelines are as follows:

Role	Ownership Guideline
CEO	lesser of 275,000 shares or 3x base salary
CFO	lesser of 18,000 shares or 1x base salary
Other designated executive officers	lesser of 10,000 shares or 1x base salary

We only provide “double trigger” vesting acceleration for our equity awards. We amended recently issued RSU awards for our CEO and CFO (and other executive officers in situations where the awards could be amended without significant adverse tax consequences) to provide that the unvested equity awards assumed by a buyer in the event of a change of control would not automatically accelerate at the close of the transaction (a “single trigger”) and instead the vesting would only accelerate if those executives were involuntarily terminated following the change in control (i.e., “double trigger” treatment of unvested awards) and we determined to include only double trigger vesting acceleration in future grants. All of our other outstanding equity awards are fully vested, so the vesting acceleration provisions are not relevant. The Company’s current policy is to provide “double trigger” vesting acceleration on any future equity awards.

We determined to transition to annual consideration of long-term incentive awards. Historically, the Company has not made annual awards of long-term incentives.  Rather, we have granted long term incentive awards periodically every several years. Consequently, when we have made such awards, this has resulted in the appearance that we have granted equity incentive compensation at levels in excess of the companies in our peer group.  Under SEC rules, long term incentive awards must be reported at their grant date value in the year of grant regardless of the vesting period for the award or the frequency of the grants. When we made long-term incentive awards, they were intended to be multi-year awards.  Historically, on a multi-year basis, the value of equity incentive compensation of our executive officers has been reasonable in comparison with market practices. However, to address concerns from our institutional investors and their advisers and better align with the prevailing market practice, we expect to make more frequent (annual) grants in smaller amounts in the future, with some of the vesting of the award tied to performance-based criteria. We anticipate granting awards annually if we obtain shareholder approval of the new 2014 Equity Incentive Plan at our Annual Meeting.

The Compensation Committee will finalize our equity award program in the 2014 fiscal year once our shareholders have approved the new 2014 Equity Incentive Plan. The following is a summary of the Compensation Committee’s preliminary framework to date. Please note this framework may change before any actual equity grants are made.

•	Grant equity awards annually with the size of the awards based on competitive market information:

•
Grant a mix of service-vesting RSUs and performance-vesting contingent stock options with the amount of performance-vesting stock options to be equal to or greater than the amount of service-vesting RSUs;

•	The number of shares to be awarded will be determined annually based on the Company’s target pay positioning and a review of market data; and

•
The awards will vest over a multi-year period, based on continued employment with the Company, and will not commence to vest until 2015 (the year after the most recent RSU awards are fully vested in October, 2014).

We welcome any feedback from our shareholders on these preliminary proposals.

Determining the Amount of Compensation for Our NEOs

The amount of compensation we provide our NEOs is intended to be:

Reasonable and appropriate for our business needs and circumstances. Our Compensation Committee considers compensation practices of other public companies as well as hedge funds where our executives could find employment as reference points for comparative purposes. While we develop peer groups for reviewing market practices, because of our unique business model, we use the peer groups for informational purposes and do not target specific benchmark percentiles.

Internally fair and equitable relative to roles, responsibilities and work relationships. Management and the Compensation Committee may consider certain business and individual factors to evaluate internal fairness and equity. We do not attempt to establish specific internal relationships among the NEOs.

Variable from year-to-year based on the Company’s performance (“pay-for-performance”). Our annual cash incentive program and long-term incentive awards deliver compensation to our NEOs when we achieve our financial objective of growing book value per share and the price of our stock appreciates above the value of the equity based award.

In determining the specific compensation amounts and opportunities, we consider several factors, including (1) competitive compensation practices, (2) business and individual factors, (3) the perspectives provided by the Compensation Committee’s independent compensation consultant, Compensia, and (4) the CEO’s evaluations and recommendations for the other executive officers. We discuss each of these factors in the following sections.

Pay for Performance

One way we measure our success is by the long-term growth in our book value per share. In structuring our cash incentive award program, we use the growth in our book value per share because that metric focuses our management team on overall business growth and long-term profitability and directly influences shareholder value. As of December 31, 2013, our book value per share, which is primarily measured at cost rather than market, remained essentially unchanged from its December 31, 2012 amount.

Additionally, we use changes in our stock price as a metric for measuring our long-term performance.  Our CEO and other named executive officers have been awarded stock based compensation in the form of Restricted Stock Units, or RSUs (and prior to 2009 in the form of Stock Appreciation Rights, or SARs).  Their compensation is, therefore, closely aligned to the long-term growth in our stock price.

The Role of the Compensation Committee in Determining Executive Compensation

Our Compensation Committee is composed of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “non-employee directors” within the meaning of Exchange Act Rule 16b-3, who also meet the independence requirements of the NASDAQ Global Market.  The Compensation Committee is responsible for assuring that all of our executive compensation decisions are developed, implemented and administered in a way that supports our fundamental philosophy that a significant portion of executive compensation is linked to our performance.  To this end, the Compensation Committee oversees and administers all of our executive compensation plans and policies, administers our 2005 Long-Term Incentive Plan (including reviewing and approving grants of awards under the 2005 Long-Term Incentive Plan), and annually reviews and approves the individual elements of the NEO’s total compensation package.

Assessment of 2013 Compensation

For 2013, we did not perform a formal assessment of executive compensation. The Committee did not believe that significant adjustments to the executive compensation were necessary this year, so no formal assessment was completed.

Determination of Executive Officer Compensation

1.    Cash Compensation

Base Salary: At the beginning of 2013, we increased the base salaries of our NEO’s by an average of 1.8% as a cost of living adjustment.

Cash Incentive Awards: We provide cash incentive awards that are based on the Company’s long-term performance, rather than a short-term focus on annual earnings.  Accordingly, these awards motivate our executive officers and align their interests with those of our shareholders by providing them with the opportunity to earn a cash incentive if we achieve superior growth in book value per share.  Since we measure our book value at cost and do not generally mark our assets to market, increases in book value are generally limited to monetization event, (that is, when we sell assets). Measuring book value at cost may lead to years of relatively flat book value while we develop the assets for monetization. Although an incentive award may be earned in a particular year, the award is a result of years of effort that is recognized when there is a monetization event.

In order to receive a payment, annual growth in our book value has to exceed a threshold level of 80% of the Standard & Poor’s 500’s annualized total return for the previous five calendar years. We tie our cash incentive awards to the five-year average of the Standard & Poor’s 500 index in order to emphasize long-term performance and to pay for relative performance that is as good as or better than the general market.  We believe that this approach closely aligns our executive officers’ pay with our corporate objectives and risk tolerance.

Our CEO’s employment agreement provides for a cash bonus when our growth in annual book value per share exceeds 80% of the Standard & Poor’s 500’s annualized total return for the previous five calendar years.  If our growth in book value per share in a fiscal year exceeds the threshold level, our CEO will receive 7.5% of the increase in book value per share multiplied by the number of shares of our common stock outstanding at the beginning of the fiscal year.

In addition, our board has determined to provide Messrs. M. Webb and Perri with an annual incentive award equal to each of their base salaries multiplied by the ratio of the annual incentive compensation payments paid to our CEO to our CEO’s base salary.  For example, if our CEO’s total incentive compensation payments equal 50% of his base salary, each of these named executive officers is eligible to receive an incentive compensation award equal to 50% of his base salary.  As a result, the incentive compensation opportunity for each of these two named executive officers is based on the same growth in book value per share metric that is applicable to our CEO.

In 2013, our book value per share was essentially unchanged and thus we did not beat the threshold increase in the S&P 500 index.  As a result, none of our NEOs received an annual incentive compensation award for 2013. However, Mr. Perri, our Chief Accounting Officer, earned a discretionary cash bonus of $125,000 in 2013 due to his extraordinary contribution to the successful Initial Public Offering of our subsidiary UCP, Inc.

2.    Long-Term Incentives

Under the 2005 Long-Term Incentive Plan, the Compensation Committee may award to participants various forms of equity-based incentives, including stock appreciation rights, or SARS, stock options, restricted stock, restricted stock units, or RSUs, performance awards, deferred compensation awards and other stock-based awards.

In accordance with our long term incentive program, we did not grant any long term incentive awards in 2013, 2012 and 2011, because we granted a multi-year award in 2010. We expect to transition to an annual grant program by the time the most recent RSU awards fully vest in 2014. At this time, we are considering granting a mix of equity awards with half of the awards, based on their approximate grant date accounting value, consisting of price-contingent stock options and the other half consisting of service-vesting RSUs. Price contingent stock options are granted at the fair market value of our stock on the grant date and will have a typical four year vesting schedule, but, in addition, must achieve a stock price target in order to be exercisable. For example, if we were to grant a stock option with a stock price contingency of 125% of the grant date stock price and our stock price was $20 on the grant date, then (i) the exercise price of the option would be $20; (ii) the option would vest ratably over four years; and (iii) to be exercisable, the average stock price for twenty trading days would need to be equal to or more than $25 per share. Once the stock achieved this stock price requirement, the requirement would be met and the stock option would be exercisable to the extent vested, even if the stock price later declined below $25 per share. We believe these price-contingent stock options align the executives with the shareholders and provide the long term focus we strive for in our executive compensation program.

3.    Retirement and Deferred Compensation Plans

We maintain the PICO Holdings, Inc. 401(k) Employees Retirement Plan and Trust to provide a tax-deferred means to save for retirement.  The NEOs have the opportunity to participate in this Section 401(k) plan on the same basis as all of our other employees.

We also maintain a nonqualified deferred compensation plan, which allows our executive officers to elect to defer compensation they earn and receive the tax benefits associated with delaying the income tax on the compensation deferred.  We do not make any matching or other contributions to the nonqualified deferred compensation plan.  The amounts deferred under the plan are credited with interest, earnings, appreciation, losses and depreciation based on the performance of equities, bonds or cash selected by the participants, and are held in a grantor trust, the assets of which are subject to the claims of our creditors.

See “Nonqualified Deferred Compensation” below for a description of our nonqualified deferred compensation plan and the amounts deferred by our named executive officers thereunder.

4.    Insurance and Other Benefits

We generally provide insurance and other benefits to provide for the safety and wellness of our employees.  These benefits include health insurance, life insurance, dental insurance, vision insurance, and disability insurance, which are available to all employees, including our named executive officers, on a nondiscriminatory basis.  We also provide paid parking for employees in our La Jolla, California office.

5.    Termination and Change in Control

We provide certain termination of employment payments and benefits to our NEOs.  We provide these payments and benefits to help retain and recruit our named executive officers, which is one of the primary objectives of our executive compensation program. We believe that providing these benefits allows our NEOs to focus on our business and what is in the best interests of our shareholders regardless of the potential impact on them personally. Our Compensation Committee determined the level of benefits based on a review of the market by our independent compensation consultant, the recommendations of management and considering the nature of our business and executive compensation program.

Termination Benefits

Mr. Hart.  Pursuant to the operation of the terms of his employment agreement, as amended on October 13, 2011, if our CEO is terminated other than “for cause” or if he resigns for “good reason” or his employment ends due to death or disability, he is entitled to receive a separation package consisting of (i) the greater of (a) his base salary for the remaining term of this employment agreement or (b) two times his base salary at the date of termination; (ii) immediate vesting of all unvested equity interests; (iii) continuation of health care benefits until his death or he accepts health coverage from another employer; and (iv) payment of the pro rata portion of any earned annual incentive award with respect to the year in which his employment is terminated.  Additionally, the RSU awards held by Mr. Hart will fully vest upon his termination of employment without cause, excluding death or disability, and on a change in control transaction if the buyer does not assume or substitute for the RSU awards.

Messrs. M. Webb and Perri. During 2012, we entered into severance agreements with both Messrs. M. Webb and Perri. These agreements provide for, in the event of termination of the executive for any event other than cause, a lump sum cash payment equal to the sum of (1) twenty-four months of the executive’s base salary then in effect and (2) an amount equal to the executive’s pro-rata share of any annual cash incentive award earned for the year in which involuntary termination occurred.

Messrs. R. Webb and Mosier.  Neither Mr. R. Webb nor Mr. Mosier is a party to an employment agreement with us and they are only entitled to severance payments and benefits under our generally applicable severance benefit plan.  Payments and benefits under this plan generally include two weeks of base salary for each full year of employment with us if we terminate a participant’s employment for any reason other than cause.

Equity Acceleration

Our 2005 Long-Term Incentive Plan was approved by our shareholders on December 8, 2005, and it has not been materially amended since this date.  All stock-settled SARs granted and outstanding under our 2005 Long-Term Incentive Plan are fully vested at this time.  The vesting conditions, restriction periods or performance goals applicable to any outstanding shares subject to an RSU award or other award under our 2005 Long-Term Incentive Plan will be accelerated and/or waived upon a change in control of the Company only where the buyer does not assume or substitute for the awards or upon a termination of employment without cause.  In 2011, we amended the “single trigger” provision in recently granted awards so that the RSU awards do not automatically vest upon the close of a change in control.

See “Potential Payments upon Termination or Change in Control” for a more detailed description of our termination and change in control benefits for the named executive officers.

Tax Regulations

Under Section 162(m) of the Internal Revenue Code, annual compensation in excess of $1 million to each of a company’s Chief Executive Officer and three other most highly compensated executive officers (not including the Chief Financial Officer) “covered employees” is not deductible as compensation expense for United States federal income tax purposes. However, certain types of compensation, including performance-based compensation, may be exempt from this limit if the material terms of the performance goals under which the compensation is to paid have been disclosed to, and subsequently approved by the shareholders, and the additional requirements for exemption have been satisfied. Stock-settled stock appreciation rights are intended to qualify as performance-based compensation.  In structuring the annual and long-term incentive awards for our named executive officers, the Company considers Section 162(m) and how compensation must be structured to qualifying “performance-based compensation.” In its discretion, the Company may try to qualify compensation as “performance-based”, but may also pay compensation that does not qualify as “performance-based” if the Committee determines that form of compensation is in the best interest of the Company and its shareholders.

To enable the Company to provide incentive compensation to its covered employees that may qualify for full federal income tax deductibility, we submitted a Performance Incentive Plan (“Plan”) to shareholders in 2013, which shareholders approved. By approving the Plan, the shareholders approved, among other things, the participant eligibility requirements, the performance criteria upon which incentive awards may be based, and the maximum dollar amount of compensation that may be paid to any participant for each fiscal year contained in the performance period applicable to an incentive award.

Under Internal Revenue Code Section 409A, a nonqualified deferred compensation plan, must comply with certain requirements related to the timing of deferral and distribution decisions, otherwise amounts deferred under the plan could be included in gross income when earned and be subject to additional penalty taxes. RSUs are also generally exempt from Section 409A. We administer our equity plans and equity awards in accordance with Section 409A requirements.

Compensation Risk Management

The Compensation Committee considered the risk in our compensation programs and practices and determined:

●	Our focus is on long-term growth with minimal leverage, and this philosophy is conducive to minimizing compensation related risks;
●	Our incentive plans are well designed, effectively administered, focused on relevant performance measures;
●	Our plans are reasonable with respect to potential compensation levels;
●	The elements of our compensation plan are appropriately weighted in our overall mix that achieves a balance of focus between operating results and strategic results;
●
Base salaries for executive officers are sufficiently competitive to eliminate the need for them to take unnecessary risk in order to earn large incentives necessary to provide adequate cash compensation;

●
Equity-based compensation levels are competitive and sufficient to provide a balanced focus between short- and long-term priorities and results and does not encourage the taking of short-term risks at the expense of long-term results; and

●
Our insider trading policies, independent oversight by the Compensation Committee, and our recently adopted stock ownership guidelines and “claw back policy” mitigate any potential risks in our compensation programs.

Based on this review, the Compensation Committee concluded that our compensation policies, plans, and practices do not encourage unnecessary or unreasonable risk-taking and do not encourage executives or employees to take risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filing.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis (CD&A) with management.  Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors, and the Board has approved, that the CD&A be included in the Company’s 2014 Proxy Statement.

Compensation Committee: Carlos C. Campbell, Chair Kristina M. Leslie Robert G. Deuster Michael J. Machado

Compensation Tables and Narrative Disclosures

The following tables, narrative disclosures and footnotes describe the total compensation and benefits for our NEOs for fiscal 2013. The values presented in the tables do not always reflect the actual compensation received by our NEOs during the fiscal year because some portion of an NEO’s compensation may have been deferred pursuant to our nonqualified deferred compensation plan.
Summary Compensation Table

The following table presents information concerning the compensation of the named executive officers for services during 2013, 2012, and 2011. The SEC’s current executive compensation disclosure rules require us to value stock awards and option awards reported in the following table using the grant date fair value of the awards, rather than using the amount recognized for financial statement reporting purposes to value these awards.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total Compensation

John R. Hart, CEO	2013	$2,094,482					$39,700	$2,134,182
President & Chief	2012	$2,059,471					$39,000	$2,098,471
Executive Officer	2011	$1,991,751					$38,150	$2,029,901

Maxim C. W. Webb, CFO	2013	$525,789					$47,949	$573,738
Executive Vice President, Chief	2012	$517,000					$39,000	$556,000
Financial Officer & Treasurer	2011	$500,000					$38,150	$538,150

John T. Perri, CAO	2013	$297,413	$125,000				$41,016	$463,429
Vice President &	2012	$288,750					$39,000	$327,750
Chief Accounting Officer	2011	$275,000					$38,150	$313,150

W. Raymond Webb	2013	$249,489					$35,768	$285,257
Vice President, Investments	2012	$245,319					$33,438	$278,757
	2011	$245,319					$35,050	$280,369

James F. Mosier	2013	$99,570					$36,316	$135,886
General Counsel & Secretary	2012	$97,906					$27,225	$125,131
	2011	$97,906	$4,895				$17,674	$120,475

(1)	No stock awards or option awards were granted in 2013, 2012, or 2011.
(2)
Amounts earned pursuant to the terms of our CEO’s employment agreement and other stand-alone agreements for our CFO and CAO, for annual incentive compensation that is earned when the growth in our book value per share exceeds a pre-determined threshold level. The threshold level for each year is calculated as 80% of the Standard & Poor’s 500’s annualized total return for the previous five calendar years. If our growth in book value per share in a fiscal year exceeds the threshold level, an award equal to 7.5% of the increase in book value per share, multiplied by the number of shares of our common stock outstanding at the beginning of the fiscal year. No such award was earned in any of the three years ended December 31, 2013.

(3)	Amounts in this column include contributions made by the Company on behalf of the named executive officers to our 401(k) plan, and health savings accounts.

Grants of Plan-Based Awards
There were no equity or non-equity based awards granted to the NEOs during 2013.

Pension Benefits and Non-qualified Deferred Compensation Plans
We do not maintain any qualified or non-qualified defined benefit pension plans. Our executive officers, however, may make voluntary deferrals of salary, bonus and other cash compensation through our non-qualified deferred compensation plan. We do not make any matching or other contributions to the non-qualified deferred compensation plan. Amounts deferred under the plan therefore have already been earned, but participating executive officers have chosen to defer receipt of the cash payment under the terms of the plan.
Each named executive officer who chooses to defer compensation under our non-qualified deferred compensation plan may elect, in accordance with Section 409A of the Internal Revenue Code, to receive payment in the form of a lump sum on a date certain or on separation from service, or in the form of up to 10 substantially equal annual installments beginning on a certain date or separation from service. Payment will automatically be made in a lump sum upon an executive officer’s death. Payment under the plan may also be made in connection with an unforeseeable emergency or certain terminations of the plan.
Amounts deferred under the non-qualified deferred compensation plan are credited with interest, earnings, appreciation, losses and depreciation based on the performance of the investments held in the plan. Each individual participant bears their own market risk and reward for their own deferrals under the plan.

Non-qualified Deferred Compensation
The following table presents information regarding the contributions to and earnings on NEOs deferred compensation balances during 2013, and also shows the total deferred amounts for the NEOs at the end of 2013.

Name	Executive Contributions In 2013	Registrant Contributions In 2013	Aggregate Earnings In 2013(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2013(1)

John R. Hart			$1,657,249		$17,641,488
Maxim C.W. Webb			$302,425		$2,797,173
John T. Perri			$122,423	$332,309	$690,204
W. Raymond Webb			$240,201	$261,610	$2,224,869
James F. Mosier			$(9,821)	$170,783	$338,351
	—	—	$2,312,477	$764,702	$23,692,085

(1) The balances shown in this table represent compensation previously reported in the Summary Compensation Table in this and prior proxy statements, except for amounts attributable to aggregate earnings, which are not reportable in the Summary Compensation Table because we do not provide above market or preferential earnings on non-qualified deferred compensation.

Outstanding Equity Awards at Fiscal Year-End
The following tables provide information on the outstanding equity awards for the NEOs as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
John R. Hart	838,356		$33.76	12/12/2015
	419,178		$42.71	8/2/2017
					400,000(2)	$ 9,244,000(2)
Maxim. C.W. Webb	163,799		$33.76	12/12/2015
	17,292		$42.71	8/2/2017
					40,000(3)	$ 924,400(3)
John T. Perri	30,000		$33.76	12/12/2015
	30,000		$42.71	8/2/2017
					14,000(4)	$ 323,540(4)
W. Raymond Webb	48,000		$33.76	12/12/2015
	20,000		$42.71	8/2/2017

James F. Mosier	20,000		$33.76	12/12/2015

(1)
Numbers in this column represent the total number of stock-settled stock appreciation rights, or SARs, held by each NEO as of December 31, 2013. The actual number of shares to be issued to an NEO who exercises a SAR will be based on the net exercise value (that is, the market price per share of our stock on the date of exercise, minus the exercise price) times the number of SARs exercised, minus applicable taxes withheld in the form of shares. At December 31, 2013, none of the outstanding stock-settled SARs held by our NEOs were in-the-money.

(2)
Represents restricted stock units granted to Mr. Hart on October 28, 2010 pursuant to our 2005 Long-Term Incentive Plan. The awards are subject to Mr. Hart’s continued employment or service with us. These restricted stock units will cliff vest on October 28, 2014, and may also vest earlier in connection with certain terminations of employment. The market value of the restricted stock units reported above is based on $23.11 per share, which was the closing market price of our common stock on December 31, 2013.

(3)
Represents 40,000 restricted stock units granted to Mr. M. Webb on October 28, 2010, respectively pursuant to our 2005 Long-Term Incentive Plan. These awards are subject to Mr. M. Webb’s continued employment or service with us. These restricted stock units will cliff vest on October 28, 2014, and may also vest earlier in connection with certain terminations of employment. The market value of the restricted stock units reported above is based on $23.11 per share, which was the closing market price of our common stock on December 31, 2013.

(4)
Represents 14,000 restricted stock units granted to Mr. Perri on October 28, 2010, respectively pursuant to our 2005 Long-Term Incentive Plan. These awards are subject to Mr. Perri’s continued employment or service with us. These restricted stock units will cliff vest on October 28, 2014, and may also vest earlier in connection with certain terminations of employment. The market value of the restricted stock units reported above is based on $23.11 per share, which was the closing market price of our common stock on December 31, 2013.

Potential Payments upon Termination or Change in Control

The following section describes the payments and benefits that the named executive officers may receive in connection with their termination of employment with the Company, or in connection with a change in control of the Company. All of the severance and other payments and benefits described in this section will be paid or provided by the Company. In addition to the amounts presented below, the named executive officers may be entitled to the benefits quantified and described above under “Nonqualified Deferred Compensation.” The named executive officers may also be entitled to additional severance payments and benefits under our severance benefit plan, which is generally available to all salaried employees and provides for two weeks of base salary for each full year of employment with us upon a termination of employment by us for any reason other than cause.

Please see our “Compensation Discussion and Analysis” for a discussion of how the payments and benefits presented below were determined.

2005 Long-Term Incentive Plan - The 2005 Long-Term Incentive Plan contains change in control provisions that generally apply to awards that have been granted under the plan, including awards granted to the named executive officers. Upon a change in control of the Company, all outstanding stock options and stock-settled stock appreciation rights, or SARs, will generally vest immediately and become fully exercisable. Further, the vesting conditions, restriction periods or performance goals applicable to any shares subject to an outstanding restricted stock award, restricted stock unit award or other award will be accelerated and/or waived upon a change in control of the Company. Generally, a change in control under the 2005 Long-Term Incentive Plan occurs if: (1) the members of the Board of Directors serving as of December 8, 2005 (including any director serving thereafter whose election by the shareholders was approved by at least a majority of the then serving directors) cease to constitute at least a majority of the members of the board; (2) certain entities, directly or indirectly, become beneficial owners of more than 50% of the voting power of our outstanding common stock; (3) we merge or combine with or into another entity in which our shareholders will own less than 50% of the voting power of the surviving business entity after the merger or combination; (4) we sell or dispose of substantially all of our assets to another entity in which our shareholders will own less than 50% of the voting power after the sale or disposition; or (5) we liquidate or dissolve. However, on March 28, 2012, the RSU awards granted under the 2005 Long-Term Incentive Plan were amended to provide that vesting of the units shall only be accelerated in full immediately prior to the effective time of a change in control to the extent that the award is neither assumed or continued by the buyer nor replaced by a substituted award with respect to the buyer’s stock and otherwise shall be accelerated in full in the event that the employee’s service is terminated by the Company for any reason other than Cause (excluding death or disability).

As indicated in the Outstanding Equity Awards at Fiscal Year-End table above, the only awards held by our named executive officers at the end of 2013 were SARs and RSU awards. Using the “in-the-money” value model, the value of the SARs awarded to our named executive officers (assuming a change in control of the Company had occurred as of December 31, 2013) would be zero because the exercise price of all SARs granted before December 31, 2013 was greater than $23.11, the closing market price of our common stock on the NASDAQ Global Market on December 31, 2013.

Mr. Hart.  Pursuant to the operation of the terms of his employment agreement, as amended on October 13, 2011, if our CEO is terminated other than “for cause” or if he resigns for “good reason” or his employment ends due to death or disability, he is entitled to receive a separation package consisting of (i) the greater of (a) his base salary for the remaining term of this employment agreement or (b) two times his base salary at the date of termination; (ii) immediate vesting of all unvested equity interests; (iii) continuation of health care benefits until his death or he accepts health coverage from another employer; and (iv) payment of the pro rata portion of any earned annual incentive award with respect to the year in which his employment is terminated.  Additionally, the RSU awards held by Mr. Hart will fully vest upon his termination of employment without cause, excluding death or disability, and on a change in control transaction if the buyer does not assume or substitute for the RSU awards.

Messrs. M. Webb and Perri. During 2012, we entered into severance agreements with both Messrs. M. Webb and Perri. These agreements provide that, in the event of involuntary termination of the executive without cause, the executive would receive a lump sum cash payment equal to the sum of (1) twenty-four months of the executive’s base salary then in effect and (2) an amount equal to the executive’s pro-rata share of any annual cash incentive award earned for the year in which involuntary termination occurred.

Messrs. R. Webb and Mosier.  Neither Messrs. R. Webb nor Mosier is a party to an employment agreement or severance agreement with us and they are only entitled to severance payments and benefits under our generally applicable severance benefit plan.  Payments and benefits under this plan generally include two weeks of base salary for each full year of employment with us if we terminate a participant’s employment for any reason other than cause.

Estimated Potential Payments for our Named Executive Officers. The following table lists the estimated value of the restricted stock units awarded to Messrs. Hart, M. Webb, Perri, Mosier and R. Webb assuming a change in control of the Company occurred on December 31, 2013. The amount of severance listed below for Mr. Hart is pursuant to his employment agreement; the amount of severance listed below for Messrs. M. Webb and Perri is pursuant to their severance agreements, and the amount of severance listed below for Messrs. Mosier and R. Webb is post-termination compensation that would be due pursuant to our employee benefit plan.

Severance Benefits on Termination

Name & Triggering Event	Cash Payments (1)	Cash Payments for Standard Severance	RSU that would vest in October 2014		Total

John R. Hart
Termination with cause	$660,567				$660,567
Termination without cause	$6,517,683		$9,244,000		$15,761,683
Change in control			$9,244,000	(2)	9,244,000
Death / disability	$6,592,124		$9,244,000		$15,836,124

Maxim C. W. Webb
Termination with cause	$175,937				$175,937
Termination without cause	$1,241,915		$924,400		$2,166,315
Change in control			$924,400	(2)	924,400
Death / disability	$475,937				$475,937

John T. Perri
Termination with cause	$87,615				$87,615
Termination without cause	$696,840		$323,540		$1,020,380
Change in control			$323,540	(2)	323,540
Death / disability	$387,615				$387,615

W. Raymond Webb
Termination with cause	$45,119				$45,119
Termination without cause	$45,119	$134,340			$179,459
Change in control					—
Death / disability	$345,119				$345,119

James F. Mosier
Termination with cause	$36,509				$36,509
Termination without cause	$36,509	$114,209			$150,718
Change in control					—
Death / disability	$231,509				$231,509

(1) Cash payments include accrued vacation and personal days, payment of salary as stipulated by agreement, and life insurance in the case of death.

(2) Assumes that the award is neither assumed or continued by the new controlling owner, nor replaced by a substituted award with respect to the new controlling owner’s stock.

DIRECTOR COMPENSATION

Based on the recommendation of the Compensation Committee our Board of Directors approved a new non-employee director compensation program, effective June 1, 2012, as follows: (1) the chair of the Board of Directors receives an annual retainer of $45,000; (2) all non-employee directors receive an annual retainer of $80,000 cash and $50,000 of restricted stock units, which vest annually from the date of grant; (3) the chairs of the Audit, Compensation, and Corporate Governance and Nominating Committees each receive annual retainers of $20,000, $15,000, and $10,000, respectively; (4) the fee for attending board and committee meetings was eliminated; (5) the daily fee for attendance at educational activities or seminars has an annual maximum of $5,000; and (6) the annual cost of living increase in board and committee fees was eliminated but directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors or shareholders.
Pursuant to the Compensation Committee’s recommendation each non-employee director received 2,205 restricted stock units on June 1, 2013. These awards will vest in their entirety on June 1, 2014 with the exception of the 2,205 restricted stock units issued to Ronald Langley which will vest on May 14, 2014. The following table sets forth compensation earned during 2013 for each non-employee director who served during 2013.
Director Compensation

Name	Fees Earned Or Paid In Cash	Stock Awards(1)	Total
Kristina M. Leslie	$135,000	$49,987	$184,987
Ronald Langley	$80,000	$49,987	$129,987
Carlos C. Campbell	$95,000	$49,987	$144,987
Julie H. Sullivan, Ph.D.	$100,000	$49,987	$149,987
Kenneth J. Slepicka	$80,000	$49,987	$129,987
Robert G. Deuster	$80,000	$49,987	$129,987
Michael J. Machado.(2)	$61,096	$49,987	$111,083

(1)
Ronald Langley, Kristina M. Leslie, Julie H. Sullivan, Ph.D., Carlos C. Campbell, Robert G. Deuster, Michael J. Machado, and Kenneth J. Slepicka were each granted 2,205 restricted stock units on June 1, 2013. The total value of the stock awards is based on the closing market price of our common stock on the date of grant. The directors hold no other outstanding stock or option awards as of the end of the fiscal year, except Mr. Campbell and Mr. Slepicka who each hold 5,000 Stock Appreciation Rights exercisable at $33.76.

(2)	Michael J. Machado was elected to the Board of Directors on March 27, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 18, 2014, with respect to the beneficial ownership of our common stock by (i) each person whom we know to be the beneficial owner of more than 5% of our common stock based upon Schedule 13G and Schedule 13D reports filed with the Securities and Exchange Commission, (ii) each of our directors and director nominees, (iii) each “named executive officer” listed in our Summary Compensation Table, and (iv) all of our current executive officers and directors as a group.

Unless otherwise indicated, the business address for each person is 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Except as otherwise noted, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws. As of March 18, 2014, 22,747,365 shares of our common stock were outstanding.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage Ownership
Directors and Named Executive Officers
John R. Hart(1) (15)	33,162	*
Carlos C. Campbell (2) (7)	—	*
Robert G. Deuster (7)	3,132	*
Ronald Langley (7)	25,756	*
Michael J. Machado (7)	—	*
Kristina M. Leslie (7)	4,229	*
Kenneth J. Slepicka (7)	5,086	*
Julie H. Sullivan, Ph.D. (7)	4,229	*
Maxim C. W. Webb (3) (15)	48,859	*
John T. Perri (4) (15)	17,451	*
James F. Mosier (5) (15)	5,519	*
W. Raymond Webb (6) (15)	60	*
Executive Officers and Directors as a Group (12 persons) (15)	147,483	0.6%

5% Shareholders
Royce & Associates, LLC (8) 745 Fifth Avenue, New York, NY 10151	2,387,365	10.5%
Bank of Montreal(9) 1 First Canadian Place Toronto, Ontario, Canada M5X 1A1	1,760,273	7.7%
Artisan Partners Holdings LP (10) 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202	1,724,341	7.6%
RHJ International SA (11) Avenue Louise 326 1050 Brussels, Belgium	1,508,822	6.6%
River Road Asset Management, LLC(12) 462 S. 4th St., Ste 1600 Louisville, KY 40202	1,508,020	6.6%
BlackRock, Inc. (13) 40 East 52nd Street, New York, NY 10022	1,470,632	6.5%
The Vanguard Group (14) 100 Vanguard Blvd. Malvern, PA 19355	1,320,916	5.8%

* Represents less than 1% of the issued and outstanding shares of common stock as of the date of this table.

(1)
Represents 33,020 shares held in our 401(k) plan and 142 shares held directly. The number of shares shown above does not include 53,996 shares held in a deferred compensation trust accounts. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares. This number also does not include 400,000 shares of restricted stock units that will not vest until October 28, 2014.

(2)	The number of shares shown above does not include 2,644 shares held in a deferred compensation trust accounts. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares.
(3)
Includes 1,291 shares held in our 401(k) plan. Does not include 40,000 shares of restricted stock units that will not vest until October 28, 2014. It also does not include 1,375 shares held in a deferred compensation trust account. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares.

(4)	Includes 263 shares held in our 401(k) plan. Does not include 14,000 shares of restricted stock units that will not vest until October 28, 2014.
(5)	Includes 2,370.88 shares held in our 401(k) plan.
(6)	Does not include 30,000 shares held in deferred compensation accounts. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares.
(7)	The number of shares does not include 2,205 shares of restricted stock units that will not vest until June 1, 2014, with the exception of Ron Langley, whose shares will vest on May 14, 2014.
(8)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 13, 2014.
(9)
Beneficial ownership of shares as reported on Schedule 13G filed with the SEC on February 14, 2014. BMO Asset Management Corp. beneficially owned 1,668,416 shares, with sole voting power over 1,463,807 shares and sole dispositive power over 1,668,416 shares. BMO Harris Bank N.A. beneficially owned 91,857 shares with sole voting power over 82,282, shared voting power over 2,610 shares, sole dispositive power over 82,282 and shared dispositive power over 9,575 shares. Bank of Montreal is the ultimate parent company of BMO Asset Management, Corp., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and BMO Harris Bank N.A., a bank as defined in section 3(a)6 of the Securities Exchange Act of 1934, as amended. As parent company, Bank of Montreal is deemed to beneficially own 1,760,273 shares held by its subsidiaries, with sole voting power over 1,546,089 shares, shared voting power over 2,610, sole dispositive power over 1,750,698 shares and shared dispositive power over 9,575 shares.

(10)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on March 24, 2014. Artisan Partners Limited Partnership, an investment adviser (“Artisan Partners”), beneficially owned 1,724,341 shares, with shared voting power over 1,571,445 shares and shared dispositive power over 1,724,341 shares, which includes 1,127,346 shares held by Artisan Partners Funds, Inc., an investment company. The statement indicates that such shares had been acquired on behalf of discretionary clients of Artisan Partners, persons other than Artisan Partners are entitled to receive all dividends from and proceeds from the sale of such shares. Artisan Partners Holdings LP (“Artisan Holdings”), the sole limited partner of Artisan Partners, and Artisan Investments GP LLC, the general partner of Artisan Partners, may be deemed to beneficially own the shares held by Artisan Partners. Artisan Partners Asset Management Inc., the general partner of Artisan Holdings, may be deemed to beneficially own all shares held by Artisan Holdings.

(11)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 6, 2014. Kleinwort Benson Investors Dublin Limited (“Kleinwort Investors”) beneficially owned 1,508,822 shares, with shared voting and dispositive power over such shares. Kleinwort Investors is a wholly owned subsidiary of Kleinwort Benson Group Limited (“Kleinwort Group”), which is a wholly owned subsidiary of RHJ International SA (“RHJ”). As such, RHJ and Kleinwort Group may be deemed to beneficially own all shares beneficially owned by Kleinwort Investors.

(12)
Beneficial ownership of shares as reported on Schedule 13G filed with the SEC on February 12, 2014. River Road Asset Management, LLC beneficially owned 1,508,020 shares, with sole voting power over 1,214,305 and sole dispositive power over 1,508,020 shares.

(13)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 30, 2014. BlackRock, Inc. beneficially owned 1,470,632 shares, with sole voting power over 1,365,024 shares and sole dispositive power over 1,470,632 shares, which shares are reported by BlackRock, Inc. as a parent holding company of its subsidiaries.

(14)
Beneficial ownership of shares as reported on Schedule 13G filed with the SEC on February 11, 2014. The Vanguard Group, Inc. beneficially owned 1,320,916 shares, with sole voting power over 34,743 shares, sole dispositive power over 1,287,373 shares and shared dispositive power over 33,543 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 33,543 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,300 shares as a result of its serving as investment manager of Australian investment offerings.

(15)
Shares shown as beneficially owned by the NEOs do not include shares issuable upon exercise of stock-settled stock appreciation rights, or SARs, which are exercisable or may be exercised within 60 days of March 18, 2014 because none of the outstanding stock-settled SARs were in-the-money as of March 18, 2014. As of December 31, 2013, the total number of stock-settled SARs held by NEOs were 1,586,625 and held as follows: (a) 1,257,534 SARs for Mr. Hart, (b) 181,091 SARs for Mr. M. Webb, (c) 60,000 SARs for Mr. Perri, (d) 68,000 SARs for Mr. R. Webb, and (e) 20,000 SARs for Mr. Mosier. The actual number of shares to be issued to an NEO who exercises a SAR will be based on the net exercise value (that is, the market price per share of our stock on the date of exercise, minus the exercise price) times the number of SARs exercised, minus applicable taxes withheld in the form of shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership on Form 3 and reports of changes in beneficial ownership of our common stock on Form 4 with SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

Based upon a review of our records, we believe that all reports required to be filed by our directors, officers and holders of more than 10% of our common stock pursuant to Section 16 of the Exchange Act since January 1, 2013 were filed on a timely basis, other than (i) a Form 4 for Mr. Ronald Langley that reported a single grant of restricted stock unit that was inadvertently filed late on March 3, 2014 and (ii) a Form 4 for each of Mr. Ken Slepicka, Mr. Carlos Campbell, Ms. Kristina Leslie, Ms. Julie Sullivan, Mr. Michael Machado, and Mr. Robert Deuster that reported, for each of them, a single grant of restricted stock unit that was inadvertently filed late on July 12, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Related Persons Transactions

Kenneth J. Slepicka, a director of our Company, is currently the Chairman, Chief Executive Officer and acting Chief Financial Officer of Synthonics, Inc (“Synthonics”). In 2010 and 2013, the Audit Committee approved of our Company investing $2.1 million and $110,000 respectively, in shares of Series D Convertible Voting Preferred Stock of Synthonics. On February 27, 2014, the Committee also approved a $400,000 line of credit to Synthonics, that bears interest at 15% per year, $100,000 of which had been drawn on March 27, 2014.

Procedures for Approval of Related Persons Transactions

To ensure the broadest possible compliance with the NASDAQ Global Market listing standards and Regulation S-K, Item 404, the Audit Committee has adopted a policy in which it will review for approval all transactions or proposed transactions in which we are a participant and in which we or our directors or director nominees, officers, 5% shareholders, consultants or employees will have an interest, which need not be material. After reviewing a particular transaction or proposed transaction, management and the Audit Committee will determine if disclosure in our public filings is necessary and appropriate under Item 404.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION IN COMPENSATION DECISIONS

No current member of our Compensation Committee was at any time during the year ended December 31, 2013 or any other time, an officer or employee of our Company, and no current member had any relationship with us requiring disclosure of certain relationships and related person transaction. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee during the year ended December 31, 2013.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2013. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.
Our Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices. The Committee operates pursuant to a written charter adopted by the Board. A copy of this charter is posted on our website under “Corporate Governance” at
http://investors.picoholdings.com.

Management is responsible for the internal controls, the financial reporting process and the representations set forth in the statements regarding our financial condition. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles in the United States. The Audit Committee is responsible for those matters set forth in its charter. In this regard, the Committee meets separately with management, including the chief financial officer, and Deloitte. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
In the foregoing context, the Audit Committee has reviewed with Deloitte the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees.” The Audit Committee has also reviewed with Deloitte both the engagement letter and its fees. The Audit Committee has discussed with Deloitte, with and without management present, the independent registered public accounting firm’s evaluations of our internal accounting controls and the financial reporting systems, policies, procedures and processes, and the fair and complete presentation of our consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding their communications with our Audit Committee concerning independence, and has discussed with Deloitte its independence.
Based upon the independent representations of management and Deloitte, the Committee’s review of such representations and the report of Deloitte to our Audit Committee, the Audit Committee’s review of the audited consolidated financial statements and its discussions with management and the independent accountants, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
The undersigned members of the Audit Committee have submitted this report of the Audit Committee:

Julie H. Sullivan, Ph.D., Chair
Carlos C. Campbell
Robert G. Deuster
Kristina M. Leslie
Michael J. Machado

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Requirements for Shareholder Proposals to Be Considered for Inclusion in Proxy Materials. Shareholder proposals that are intended for inclusion in our 2015 proxy statement and acted upon at our Annual Meeting of Shareholders in 2015 must be received no later than December 3, 2014. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in Company-sponsored proxy materials. Shareholder proposals must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480. As the rules of the United States Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included in our proxy materials.
Requirements for Shareholder Proposal to be Brought Before the 2015 Annual Meeting of Shareholders. Notice of any proposal that you intend to present at the 2015 Annual Meeting of Shareholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2015 Annual Meeting of Shareholders, must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480 not earlier than the close of business on January 14, 2015 and not later than the close of business on February 13, 2015. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2014 Annual Meeting of Shareholders.
The proxy solicited by us for the 2015 Annual Meeting of Shareholders will confer discretionary authority on our proxies to vote on any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice on or prior to December 3, 2014.
If the date of our 2015 Annual Meeting is a date that is not within 30 days before or 60 days after May14, 2015, the anniversary date of our 2014 Annual Meeting, notice by the shareholder of a proposal must be received no earlier than the close of business on the 120th day before the Annual Meeting and not later than the close of business of (i) the 90th day prior to such Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by us.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
April 2, 2014

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PICO2014**
You may attend the Meeting via the internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69358-P50368 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PICO HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John R. Hart	☐	☐	☐
1b. Michael J. Machado	☐	☐	☐

	For	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of the Company's named executive officers, disclosed pursuant to the Company's definitive proxy statement for the 2014 Annual Meeting of Shareholders.	☐	☐	☐
3. To ratify Deloitte & Touche LLP as our independent registered public accounting firm to perform the annual audit of our 2014 financial statements.	☐	☐	☐
4. To approve the adoption of the 2014 Equity Incentive Plan.	☐	☐	☐

5. Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com.

M69359-P50368

PICO HOLDINGS, INC.
Annual Meeting of Shareholders
May 14, 2014 11:00 AM (PDT)
This proxy is solicited by the Board of Directors

By Signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or internet, and appoint Maxim C.W. Webb and James F. Mosier, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PICO HOLDINGS, INC. that you are entitled to vote at the Annual Meeting of shareholders to be held May 14, 2014, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

APPENDIX A
PICO HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN

PICO Holdings, Inc.
2014 Equity Incentive Plan

1.Establishment, Purpose and Term of Plan.
1.1Establishment. The PICO Holdings, Inc. 2014 Equity Incentive Plan (the “Plan”) is hereby established effective as of [May 14, 2014], the date of its approval by the shareholders of the Company (the “Effective Date”).

1.2Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.Definitions and Construction.

2.1Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)“Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d)“Board” means the Board of Directors of the Company.
(e)“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

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(f)“Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g)“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h)“Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:
(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii)a date specified by the Committee following approval by the shareholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its

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determination shall be final, binding and conclusive.
(i)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j)“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(k)“Company” means PICO Holdings, Inc., a California corporation, and any successor corporation thereto.
(l)“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S‑8 under the Securities Act.
(m)“Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who, with respect to a Performance Award, is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
(n)“Director” means a member of the Board.
(o)“Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(p)“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(q)“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

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(i)Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
(iii)If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
(t)“Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
(u)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(v)“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(w)“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(x)“Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(y)“Nonemployee Director” means a Director who is not an Employee.
(z)“Nonemployee Director Award” means any Award granted to a Nonemployee Director.
(aa)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(bb)“Officer” means any person designated by the Board as an officer of the Company.
(cc)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

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(dd)“Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(ee)“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(ff)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(gg)“Participant” means any eligible person who has been granted one or more Awards.
(hh)“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(ii)“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(jj)“Performance Award” means an Award of Performance Shares or Performance Units.
(kk)“Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(ll)“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
(mm)“Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(nn)“Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(oo)“Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(pp)“Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(qq)“Predecessor Plan” means the Company’s 2005 Long-Term Incentive Plan.
(rr)“Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(ss)“Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

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(tt)“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(uu)“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(vv)“Rule 16b‑3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(ww)“SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(xx)“Section 162(m)” means Section 162(m) of the Code.
(yy)“Section 409A” means Section 409A of the Code.
(zz)“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(aaa)“Securities Act” means the Securities Act of 1933, as amended.
(bbb)“Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(ccc)“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.
(ddd)“Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).
(eee)“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(fff)
“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

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(ggg)“Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(hhh)“Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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3.Administration.

3.1Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) such Officers may not grant Awards for more than 10,000 shares to any single Employee in any fiscal year of the Company, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.

3.4Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)to determine the type of Award granted;
(c)to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;
(d)to determine the Fair Market Value of shares of Stock or other property;
(e)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any

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Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(f)to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(g)to approve one or more forms of Award Agreement;
(h)to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(i)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(j)to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(k)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.6Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.

3.7Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.Shares Subject to Plan.

4.1Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall

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be equal to one million (1,000,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2Adjustment for Unissued or Forfeited Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:
(a)the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination as of the Effective Date;
(b)the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and
(c)the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company for an amount not greater than the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;
provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed two million three hundred thousand (2,300,000) shares.
4.3Share Counting.
(a)Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each one (1) share of Stock subject to a Full Value Award granted pursuant to the Plan or forfeited or repurchased pursuant to Section 4.3(b) shall be counted for purposes of the limit set forth in Section 4.1 as 2.25 shares.
(b)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

4.4Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another

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corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.Eligibility, Participation and Award Limitations.

5.1Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2     Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.
(a)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed four million (4,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, Error! Reference source not found. and 4.4.
(b)Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c)Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock

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Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.
5.4    Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.4, no Covered Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than 1,000,000 shares or, if applicable, which could result in such Covered Employee receiving more than $15,000,000 for each full fiscal year of the Company contained in the Performance Period for such Award.

5.5    Nonemployee Director Award Limit. No Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards pursuant to the Plan which in the aggregate are for more than a number of shares of Stock determined by dividing $250,000 by the Fair Market Value of a share of Stock determined on the last trading day immediately preceding the date on which the applicable Nonemployee Director Award is granted.

6.Stock Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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(b)Limitations on Forms of Consideration.
(i)Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii)Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii)Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4Effect of Termination of Service.
(a)Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.
(iii)Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages

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in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv)Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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7.1Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3Exercisability and Term of SARs.
(a)Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

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7.4Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 under the Securities Act.

8.Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

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8.3Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to shareholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to shareholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the

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Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.Restricted Stock Units.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.
9.4Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be

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entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award
9.5Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
9.7Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-

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Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:
(i)revenue;
(ii)sales;
(iii)expenses;
(iv)operating income;
(v)gross margin;
(vi)operating margin;
(vii)earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)pre-tax profit;
(ix)net operating income;
(x)net income;
(xi)economic value added;
(xii)free cash flow;
(xiii)operating cash flow;
(xiv)balance of cash, cash equivalents and marketable securities;
(xv)stock price;
(xvi)earnings per share;

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(xvii)return on shareholder equity;
(xviii)return on capital;
(xix)return on assets;
(xx)return on investment;
(xxi)total shareholder return;
(xxii)employee satisfaction;
(xxiii)employee retention;
(xxiv)market share;
(xxv)customer satisfaction;
(xxvi)product development;
(xxvii)research and development expenses;
(xxviii)completion of an identified special project; and
(xxix)completion of a joint venture or other corporate transaction.
(b)Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5Settlement of Performance Awards.
(a)Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
(c)Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
(d)Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e)Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any

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event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(f)Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

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(b)Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.Cash-Based Awards and Other Stock-Based Awards.
Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
11.1Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

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11.5Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

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12.Standard Forms of Award Agreement.

12.1Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.Change in Control.

13.1Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:
(a)Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.
(b)Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c)Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment

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of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
13.2Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3Federal Excise Tax Under Section 4999 of the Code.
(a)Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b)Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.
14.Compliance with Securities Law.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
15.Compliance with Section 409A.

15.1Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The

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provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a)A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b)Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
15.2Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a)Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b)Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c)Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a)No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b)Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c)No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d)Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
15.4Payment of Section 409A Deferred Compensation.
(a)Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

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(i)The Participant’s “separation from service” (as defined by Section 409A);
(ii)The Participant’s becoming “disabled” (as defined by Section 409A);
(iii)The Participant’s death;
(iv)A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v)A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi)The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b)Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c)Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d)Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.
(e)Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f)Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g)Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred

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Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
(h)Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i)No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16.Tax Withholding.

16.1Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.Amendment, Suspension or Termination of Plan.
The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, Error! Reference source not found. and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend

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the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
18.Miscellaneous Provisions.

18.1Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2Forfeiture Events.
(a)The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.
(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

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18.3Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

18.4Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

18.6Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or

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power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the PICO Holdings, Inc. 2014 Equity Incentive Plan as duly adopted by the Board on February 27, 2014.

/s/
James F. Mosier, Secretary

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